Exhibit 99.2

Supplemental Information

Fourth Quarter 2006

This information is preliminary and based on company data available at the time of the presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America does not undertake an obligation to, and disclaims any duty to, correct or update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in Bank of America’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC’s website (www.sec.gov) or at Bank of America’s website (www.bankofamerica.com). Bank of America’s future financial performance is subject to risks and uncertainties as described in its SEC filings.

Bank of America Corporation

Consolidated Financial Highlights

(Dollars in millions, except per share information; shares in thousands)

	Year Ended December 31		Fourth Quarter 2006	Third Quarter 2006	Second Quarter 2006	First Quarter 2006	Fourth Quarter 2005
	2006	2005
Income statement
Net interest income	$34,591	$30,737	$8,599	$8,586	$8,630	$8,776	$7,859
Noninterest income	38,432	25,354	9,866	10,067	9,598	8,901	5,951
Total revenue	73,023	56,091	18,465	18,653	18,228	17,677	13,810
Provision for credit losses	5,010	4,014	1,570	1,165	1,005	1,270	1,400
Gains (losses) on sales of debt securities	(443)	1,084	21	(469)	(9)	14	71
Noninterest expense	35,597	28,681	9,093	8,863	8,717	8,924	7,320
Income tax expense	10,840	8,015	2,567	2,740	3,022	2,511	1,587
Net income	21,133	16,465	5,256	5,416	5,475	4,986	3,574
Diluted earnings per common share	4.59	4.04	1.16	1.18	1.19	1.07	0.88
Average diluted common shares issued and outstanding	4,595,896	4,068,140	4,536,696	4,570,558	4,601,169	4,666,405	4,053,859
Dividends paid per common share	$2.12	$1.90	$0.56	$0.56	$0.50	$0.50	$0.50

Performance ratios
Return on average assets	1.44%	1.30%	1.39%	1.43%	1.51%	1.43%	1.09%
Return on average common shareholders’ equity	16.27	16.51	15.76	16.64	17.26	15.44	14.21

At period end
Book value per share of common stock	$29.70	$25.32	$29.70	$29.52	$28.17	$28.19	$25.32
Market price per share of common stock:
Closing price	$53.39	$46.15	$53.39	$53.57	$48.10	$45.54	$46.15
High closing price for the period	54.90	47.08	54.90	53.57	50.47	47.08	46.99
Low closing price for the period	43.09	41.57	51.66	47.98	45.48	43.09	41.57
Market capitalization	238,021	184,586	238,021	240,966	217,794	208,633	184,586

Number of banking centers - domestic	5,747	5,873	5,747	5,722	5,779	5,786	5,873
Number of branded ATMs - domestic	17,079	16,785	17,079	16,846	16,984	16,716	16,785
Full-time equivalent employees	203,425	176,934	203,425	200,220	201,898	202,503	176,934

Certain prior period amounts have been reclassified to conform to current period presentation.

Information beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Supplemental Financial Data

(Dollars in millions)

Fully taxable-equivalent basis data

	Year Ended December 31		Fourth Quarter 2006	Third Quarter 2006	Second Quarter 2006	First Quarter 2006	Fourth Quarter 2005
	2006	2005
Net interest income	$35,815	$31,569	$8,955	$8,894	$8,926	$9,040	$8,102
Total revenue	74,247	56,923	18,821	18,961	18,524	17,941	14,053
Net interest yield	2.82%	2.84%	2.75%	2.73%	2.85%	2.98%	2.82%
Efficiency ratio	47.94	50.38	48.31	46.75	47.06	49.74	52.09

Reconciliation to GAAP financial measures

Supplemental financial data presented on an operating basis is a basis of presentation not defined by accounting principles generally accepted in the United States (GAAP) that excludes merger and restructuring charges. We believe that the exclusion of merger and restructuring charges, which represent events outside our normal operations, provides a meaningful period-to-period comparison and is more reflective of normalized operations.

Shareholder value added (SVA) is a key measure of performance not defined by GAAP that is used in managing our growth strategy orientation and strengthening our focus on generating long-term growth and shareholder value. SVA is used to evaluate the Corporation’s use of equity (i.e., capital) at the individual unit level and is an integral component in the analytics for resource allocation. Using SVA as a performance measure places specific focus on whether incremental investments generate returns in excess of the costs of capital associated with those investments. Each business segment has a goal for growth in SVA reflecting the individual segment’s business and customer strategy.

Other companies may define or calculate supplemental financial data differently. See the tables below for supplemental financial data and corresponding reconciliations to GAAP financial measures for the quarters ended December 31, 2006, September 30, 2006, June 30, 2006, March 31, 2006, and December 31, 2005, and the years ended December 31, 2006 and 2005.

Reconciliation of net income to operating earnings

	Year Ended December 31		Fourth Quarter 2006	Third Quarter 2006	Second Quarter 2006	First Quarter 2006	Fourth Quarter 2005
	2006	2005
Net income	$21,133	$16,465	$5,256	$5,416	$5,475	$4,986	$3,574
Merger and restructuring charges	805	412	244	269	194	98	59
Related income tax benefit	(298)	(137)	(90)	(100)	(71)	(37)	(19)

Operating earnings	$21,640	$16,740	$5,410	$5,585	$5,598	$5,047	$3,614

Reconciliation of average shareholders’ equity to average tangible shareholders’ equity

Average shareholders’ equity	$130,463	$99,861	$134,047	$129,262	$127,373	$131,153	$99,948
Average goodwill	(66,040)	(45,331)	(65,766)	(66,077)	(66,226)	(66,094)	(45,305)

Average tangible shareholders’ equity	$64,423	$54,530	$68,281	$63,185	$61,147	$65,059	$54,643

Operating basis

Diluted earnings per common share	$4.70	$4.11	$1.19	$1.22	$1.22	$1.08	$0.89
Return on average assets	1.48%	1.32%	1.44%	1.48%	1.54%	1.45%	1.10%
Return on average common shareholders’ equity	16.66	16.79	16.22	17.16	17.65	15.63	14.36
Return on average tangible shareholders’ equity	33.59	30.70	31.44	35.07	36.72	31.46	26.23
Efficiency ratio (1)	46.86	49.66	47.02	45.33	46.01	49.19	51.66

Reconciliation of net income to shareholder value added

Net income	$21,133	$16,465	$5,256	$5,416	$5,475	$4,986	$3,574
Amortization of intangibles	1,755	809	433	441	441	440	196
Merger and restructuring charges, net of tax benefit	507	275	154	169	123	61	40
Capital charge	(14,274)	(10,955)	(3,659)	(3,580)	(3,485)	(3,550)	(2,764)

Shareholder value added	$9,121	$6,594	$2,184	$2,446	$2,554	$1,937	$1,046

(1)	Fully taxable-equivalent basis

Certain prior period amounts have been reclassified to conform to current period presentation.

Information beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Consolidated Statement of Income

(Dollars in millions, except per share information; shares in thousands)

	Year Ended December 31		Fourth Quarter 2006	Third Quarter 2006	Second Quarter 2006	First Quarter 2006	Fourth Quarter 2005
	2006	2005
Interest income
Interest and fees on loans and leases	$48,274	$34,843	$12,705	$12,638	$11,804	$11,127	$9,536
Interest and dividends on securities	11,655	10,937	2,440	3,080	3,121	3,014	2,815
Federal funds sold and securities purchased under agreements to resell	7,823	5,012	2,068	2,146	1,900	1,709	1,477
Trading account assets	7,232	5,743	2,201	1,856	1,627	1,548	1,585
Other interest income	3,601	2,091	1,077	952	845	727	605

Total interest income	78,585	58,626	20,491	20,672	19,297	18,125	16,018

Interest expense
Deposits	14,480	9,492	3,989	3,976	3,508	3,007	2,476
Short-term borrowings	19,840	11,615	5,222	5,467	4,842	4,309	3,855
Trading account liabilities	2,640	2,364	800	727	596	517	619
Long-term debt	7,034	4,418	1,881	1,916	1,721	1,516	1,209

Total interest expense	43,994	27,889	11,892	12,086	10,667	9,349	8,159

Net interest income	34,591	30,737	8,599	8,586	8,630	8,776	7,859

Noninterest income
Card income	14,293	5,753	3,719	3,476	3,664	3,434	1,507
Service charges	8,224	7,704	2,099	2,147	2,077	1,901	1,927
Investment and brokerage services	4,456	4,184	1,122	1,085	1,146	1,103	1,062
Investment banking income	2,317	1,856	694	510	612	501	537
Equity investment gains	3,189	2,212	1,067	705	699	718	521
Trading account profits	3,166	1,763	460	731	915	1,060	299
Mortgage banking income	541	805	126	189	89	137	215
Other income	2,246	1,077	579	1,224	396	47	(117)

Total noninterest income	38,432	25,354	9,866	10,067	9,598	8,901	5,951

Total revenue	73,023	56,091	18,465	18,653	18,228	17,677	13,810

Provision for credit losses	5,010	4,014	1,570	1,165	1,005	1,270	1,400

Gains (losses) on sales of debt securities	(443)	1,084	21	(469)	(9)	14	71

Noninterest expense
Personnel	18,211	15,054	4,444	4,474	4,480	4,813	3,845
Occupancy	2,826	2,588	726	696	703	701	699
Equipment	1,329	1,199	351	318	316	344	305
Marketing	2,336	1,255	623	587	551	575	265
Professional fees	1,078	930	368	259	233	218	283
Amortization of intangibles	1,755	809	433	441	441	440	196
Data processing	1,732	1,487	487	426	409	410	394
Telecommunications	945	827	260	237	228	220	219
Other general operating	4,580	4,120	1,157	1,156	1,162	1,105	1,055
Merger and restructuring charges	805	412	244	269	194	98	59

Total noninterest expense	35,597	28,681	9,093	8,863	8,717	8,924	7,320

Income before income taxes	31,973	24,480	7,823	8,156	8,497	7,497	5,161
Income tax expense	10,840	8,015	2,567	2,740	3,022	2,511	1,587

Net income	$21,133	$16,465	$5,256	$5,416	$5,475	$4,986	$3,574

Net income available to common shareholders	$21,111	$16,447	$5,243	$5,416	$5,471	$4,981	$3,570

Per common share information
Earnings	$4.66	$4.10	$1.17	$1.20	$1.21	$1.08	$0.89

Diluted earnings	$4.59	$4.04	$1.16	$1.18	$1.19	$1.07	$0.88

Dividends paid	$2.12	$1.90	$0.56	$0.56	$0.50	$0.50	$0.50

Average common shares issued and outstanding	4,526,637	4,008,688	4,464,110	4,499,704	4,534,627	4,609,481	3,996,024

Average diluted common shares issued and outstanding	4,595,896	4,068,140	4,536,696	4,570,558	4,601,169	4,666,405	4,053,859

Certain prior period amounts have been reclassified to conform to current period presentation.

Information beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Consolidated Balance Sheet

(Dollars in millions)

	December 31 2006	September 30 2006	December 31 2005
Assets
Cash and cash equivalents	$36,429	$31,239	$36,999
Time deposits placed and other short-term investments	13,952	13,006	12,800
Federal funds sold and securities purchased under agreements to resell	135,478	134,595	149,785
Trading account assets	153,052	141,211	131,707
Derivative assets	23,439	23,121	23,712
Securities:
Available-for-sale	192,806	195,095	221,556
Held-to-maturity, at cost	40	57	47

Total securities	192,846	195,152	221,603

Loans and leases	706,490	669,149	573,791
Allowance for loan and lease losses	(9,016)	(8,872)	(8,045)

Loans and leases, net of allowance	697,474	660,277	565,746

Premises and equipment, net	9,255	9,205	7,786
Mortgage servicing rights (includes $2,869 and $2,932 measured at fair value at December 31 and September 30, 2006)	3,045	3,091	2,806
Goodwill	65,662	65,818	45,354
Intangible assets	9,422	9,758	3,194
Other assets	119,683	162,738	90,311

Total assets	$1,459,737	$1,449,211	$1,291,803

Liabilities
Deposits in domestic offices:
Noninterest-bearing	$180,231	$169,540	$179,571
Interest-bearing	418,100	409,718	384,155
Deposits in foreign offices:
Noninterest-bearing	4,577	4,371	7,165
Interest-bearing	90,589	82,276	63,779

Total deposits	693,497	665,905	634,670

Federal funds purchased and securities sold under agreements to repurchase	217,527	258,090	240,655
Trading account liabilities	67,670	64,936	50,890
Derivative liabilities	16,339	15,394	15,000
Commercial paper and other short-term borrowings	141,300	135,056	116,269
Accrued expenses and other liabilities (includes $397, $388 and $395 of reserve for unfunded lending commitments)	42,132	38,494	31,938
Long-term debt	146,000	137,739	100,848

Total liabilities	1,324,465	1,315,614	1,190,270

Shareholders’ equity
Preferred stock, $0.01 par value; authorized - 100,000,000 shares; issued and outstanding - 121,739; 40,739 and 1,090,189 shares	2,851	826	271
Common stock and additional paid-in capital, $0.01 par value; authorized - 7,500,000,000 shares; issued and outstanding - 4,458,151,391; 4,498,145,315 and 3,999,688,491 shares	61,574	63,929	41,693
Retained earnings	79,024	76,271	67,552
Accumulated other comprehensive income (loss)	(7,711)	(6,867)	(7,556)
Other	(466)	(562)	(427)

Total shareholders’ equity	135,272	133,597	101,533

Total liabilities and shareholders’ equity	$1,459,737	$1,449,211	$1,291,803

Certain prior period amounts have been reclassified to conform to current period presentation.

Information beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Capital Management

(Dollars in millions)

	Fourth Quarter 2006 (1)	Third Quarter 2006	Second Quarter 2006	First Quarter 2006	Fourth Quarter 2005
Risk-based Capital:
Tier 1 capital	$91,065	$88,085	$84,978	$83,174	$74,375
Total capital	125,280	119,074	114,738	111,422	99,901
Risk-weighted assets	1,054,555	1,039,283	1,019,828	984,190	901,469
Tier 1 capital ratio	8.64%	8.48%	8.33%	8.45%	8.25%
Total capital ratio	11.88	11.46	11.25	11.32	11.08
Tangible equity ratio (2)	4.35	4.22	3.76	4.04	4.26
Tier 1 leverage ratio	6.36	6.16	6.13	6.18	5.91

(1)	Preliminary data on risk-based capital
(2)	Tangible equity ratio equals shareholders’ equity less goodwill and intangible assets divided by total assets less goodwill and intangible assets.

Share Repurchase Program

60.1 million common shares were repurchased in the fourth quarter of 2006 as a part of an ongoing share repurchase program.

63.1 million shares remain outstanding under the 2006 authorized program.

20.1 million shares were issued in the fourth quarter of 2006.

*	Preliminary data on risk-based capital

Information beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Core Net Interest Income - Managed Basis

(Dollars in millions)

	Year Ended December 31		Fourth Quarter 2006	Third Quarter 2006	Second Quarter 2006	First Quarter 2006	Fourth Quarter 2005
	2006	2005
Net Interest Income
As reported (1)	$35,815	$31,569	$8,955	$8,894	$8,926	$9,040	$8,102
Impact of market-based net interest income (2)	(1,651)	(1,938)	(486)	(375)	(379)	(411)	(421)

Core net interest income	34,164	29,631	8,469	8,519	8,547	8,629	7,681
Impact of securitizations	7,045	323	1,850	1,760	1,710	1,725	11

Core net interest income - managed basis	$41,209	$29,954	$10,319	$10,279	$10,257	$10,354	$7,692

Average Earning Assets
As reported	$1,269,144	$1,111,994	$1,299,461	$1,302,366	$1,253,895	$1,219,611	$1,145,550
Impact of market-based earning assets (3)	(369,164)	(322,236)	(405,763)	(375,960)	(357,549)	(336,552)	(329,299)

Core average earning assets	899,980	789,758	893,698	926,406	896,346	883,059	816,251
Impact of securitizations	98,152	9,033	100,786	98,722	96,776	96,268	6,447

Core average earning assets—managed basis	$998,132	$798,791	$994,484	$1,025,128	$993,122	$979,327	$822,698

Net Interest Yield Contribution
As reported (1)	2.82%	2.84%	2.75%	2.73%	2.85%	2.98%	2.82%
Impact of market-based activities	0.98	0.91	1.03	0.94	0.97	0.95	0.93

Core net interest yield on earning assets	3.80	3.75	3.78	3.67	3.82	3.93	3.75
Impact of securitizations	0.33	—	0.36	0.33	0.31	0.32	(0.02)

Core net interest yield on earning assets - managed basis	4.13%	3.75%	4.14%	4.00%	4.13%	4.25%	3.73%

(1)	Fully taxable-equivalent basis
(2)	Market-based Net Interest Income represents Net Interest Income from the Capital Markets and Advisory Services business within Global Corporate and Investment Banking.
(3)	Market-based earning assets represents earning assets from the Capital Markets and Advisory Services business within Global Corporate and Investment Banking.

Certain prior period amounts have been reclassified to conform to current period presentation.

Information beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Quarterly Average Balances and Interest Rates - Fully Taxable-equivalent Basis

(Dollars in millions)

	Fourth Quarter 2006			Third Quarter 2006			Fourth Quarter 2005
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments	$15,760	$166	4.19%	$15,629	$173	4.39%	$14,619	$133	3.59%
Federal funds sold and securities purchased under agreements to resell	174,167	2,068	4.73	173,381	2,146	4.94	165,908	1,477	3.55
Trading account assets	167,163	2,289	5.46	146,817	1,928	5.24	139,441	1,648	4.72
Securities	193,601	2,504	5.17	236,033	3,136	5.31	221,411	2,842	5.13
Loans and leases (1):
Residential mortgage	225,985	3,202	5.66	222,889	3,151	5.65	178,764	2,427	5.42
Credit card - domestic	59,802	2,101	13.94	62,508	2,189	13.90	56,858	1,748	12.19
Credit card - foreign	10,375	305	11.66	9,455	286	12.02	—	—	—
Home equity lines	73,218	1,411	7.65	70,075	1,351	7.65	60,571	1,011	6.63
Direct/Indirect consumer	65,158	1,316	8.00	61,361	1,193	7.74	47,181	703	5.91
Other consumer (2)	10,606	225	8.47	11,075	298	10.66	6,653	182	11.01

Total consumer	445,144	8,560	7.65	437,363	8,468	7.71	350,027	6,071	6.90

Commercial - domestic	158,604	2,907	7.27	153,007	2,805	7.28	137,224	2,279	6.59
Commercial real estate	36,851	704	7.58	37,471	724	7.67	36,017	597	6.58
Commercial lease financing	21,159	254	4.80	20,875	232	4.46	20,178	241	4.79
Commercial - foreign	21,840	337	6.12	24,761	454	7.27	20,143	379	7.45

Total commercial	238,454	4,202	7.00	236,114	4,215	7.09	213,562	3,496	6.50

Total loans and leases	683,598	12,762	7.42	673,477	12,683	7.49	563,589	9,567	6.75

Other earning assets	65,172	1,058	6.46	57,029	914	6.38	40,582	594	5.83

Total earning assets (3)	1,299,461	20,847	6.39	1,302,366	20,980	6.41	1,145,550	16,261	5.65

Cash and cash equivalents	32,816			33,495			33,693
Other assets, less allowance for loan and lease losses	162,873			162,126			125,814

Total assets	$1,495,150			$1,497,987			$1,305,057

Interest-bearing liabilities
Domestic interest-bearing deposits:
Savings	$32,965	$48	0.58%	$34,268	$69	0.81%	$35,535	$68	0.76%
NOW and money market deposit accounts	211,055	966	1.81	212,690	1,053	1.96	224,122	721	1.28
Consumer CDs and IRAs	154,621	1,794	4.60	147,607	1,658	4.46	120,321	1,028	3.39
Negotiable CDs, public funds and other time deposits	13,052	140	4.30	14,105	150	4.19	5,085	27	2.13

Total domestic interest-bearing deposits	411,693	2,948	2.84	408,670	2,930	2.84	385,063	1,844	1.90

Foreign interest-bearing deposits:
Banks located in foreign countries	38,648	507	5.21	38,588	562	5.78	24,451	356	5.77
Governments and official institutions	14,220	168	4.70	12,801	156	4.83	7,579	74	3.84
Time, savings and other	41,328	366	3.50	40,444	328	3.22	32,624	202	2.46

Total foreign interest-bearing deposits	94,196	1,041	4.38	91,833	1,046	4.52	64,654	632	3.87

Total interest-bearing deposits	505,889	3,989	3.13	500,503	3,976	3.15	449,717	2,476	2.18

Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings	405,748	5,222	5.11	429,882	5,467	5.05	364,140	3,855	4.20
Trading account liabilities	75,261	800	4.21	69,462	727	4.15	56,880	619	4.32
Long-term debt	140,756	1,881	5.34	136,769	1,916	5.60	99,601	1,209	4.85

Total interest-bearing liabilities (3)	1,127,654	11,892	4.19	1,136,616	12,086	4.23	970,338	8,159	3.34

Noninterest-bearing sources:
Noninterest-bearing deposits	174,356			176,348			179,205
Other liabilities	59,093			55,761			55,566
Shareholders’ equity	134,047			129,262			99,948

Total liabilities and shareholders’ equity	$1,495,150			$1,497,987			$1,305,057

Net interest spread			2.20			2.18			2.31
Impact of noninterest-bearing sources			0.55			0.55			0.51

Net interest income/yield on earning assets		$8,955	2.75%		$8,894	2.73%		$8,102	2.82%

(1)	Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is recognized on a cash basis.
(2)	Includes consumer finance of $2.8 billion and $2.9 billion in the fourth and third quarters of 2006, and $2.9 billion in the fourth quarter of 2005, and foreign consumer of $7.8 billion and $8.1 billion in the fourth and third quarters of 2006, and $3.7 billion in the fourth quarter of 2005.
(3)	Interest income includes the impact of interest rate risk management contracts, which increased (decreased) interest income on the underlying assets $(198) million and $(128) million in the fourth and third quarters of 2006, and $29 million in the fourth quarter of 2005. Interest expense includes the impact of interest rate risk management contracts, which increased (decreased) interest expense on the underlying liabilities $(69) million and $(48) million in the fourth and third quarters of 2006, and $254 million in the fourth quarter of 2005.

Certain prior period amounts have been reclassified to conform to current period presentation.

Information beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Quarterly Average Balances and Interest Rates - Fully Taxable-equivalent Basis - Isolating Derivative Hedge

Income/Expense (1)

(Dollars in millions)

	Fourth Quarter 2006			Third Quarter 2006			Fourth Quarter 2005
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments (2)	$15,760	$199	5.01%	$15,629	$201	5.11%	$14,619	$135	3.63%
Federal funds sold and securities purchased under agreements to resell (2)	174,167	2,223	5.09	173,381	2,239	5.15	165,908	1,540	3.70
Trading account assets	167,163	2,289	5.46	146,817	1,928	5.24	139,441	1,648	4.72
Securities (2)	193,601	2,509	5.18	236,033	3,137	5.31	221,411	2,842	5.13
Loans and leases (3):
Residential mortgage (2)	225,985	3,202	5.66	222,889	3,151	5.65	178,764	2,428	5.42
Credit card - domestic	59,802	2,101	13.94	62,508	2,189	13.90	56,858	1,748	12.19
Credit card - foreign	10,375	305	11.66	9,455	286	12.02	—	—	—
Home equity lines	73,218	1,411	7.65	70,075	1,351	7.65	60,571	1,011	6.63
Direct/Indirect consumer	65,158	1,316	8.00	61,361	1,193	7.74	47,181	703	5.91
Other consumer (4)	10,606	225	8.47	11,075	298	10.66	6,653	182	11.01

Total consumer	445,144	8,560	7.65	437,363	8,468	7.71	350,027	6,072	6.90

Commercial - domestic (2)	158,604	2,918	7.30	153,007	2,827	7.33	137,224	2,166	6.26
Commercial real estate	36,851	704	7.58	37,471	724	7.67	36,017	597	6.58
Commercial lease financing	21,159	254	4.80	20,875	232	4.46	20,178	241	4.79
Commercial - foreign (2)	21,840	332	6.02	24,761	447	7.17	20,143	377	7.44

Total commercial	238,454	4,208	7.01	236,114	4,230	7.11	213,562	3,381	6.29

Total loans and leases	683,598	12,768	7.42	673,477	12,698	7.50	563,589	9,453	6.67

Other earning assets (2)	65,172	1,057	6.46	57,029	905	6.31	40,582	614	6.01

Total earning assets - excluding hedge impact	1,299,461	21,045	6.45	1,302,366	21,108	6.45	1,145,550	16,232	5.64

Net derivative income (expense) on assets		(198)			(128)			29

Total earning assets - including hedge impact	1,299,461	20,847	6.39	1,302,366	20,980	6.41	1,145,550	16,261	5.65

Cash and cash equivalents	32,816			33,495			33,693
Other assets, less allowance for loan and lease losses	162,873			162,126			125,814

Total assets	$1,495,150			$1,497,987			$1,305,057

Interest-bearing liabilities
Domestic interest-bearing deposits:
Savings	$32,965	$48	0.58%	$34,268	$69	0.81%	$35,535	$68	0.76%
NOW and money market deposit accounts (2)	211,055	962	1.81	212,690	1,048	1.95	224,122	722	1.28
Consumer CDs and IRAs (2)	154,621	1,598	4.10	147,607	1,435	3.86	120,321	827	2.73
Negotiable CDs, public funds and other time deposits (2)	13,052	138	4.24	14,105	148	4.14	5,085	25	2.02

Total domestic interest-bearing deposits	411,693	2,746	2.65	408,670	2,700	2.62	385,063	1,642	1.69

Foreign interest-bearing deposits:
Banks located in foreign countries (2)	38,648	515	5.30	38,588	577	5.93	24,451	326	5.30
Governments and official institutions	14,220	168	4.70	12,801	156	4.83	7,579	74	3.84
Time, savings and other	41,328	366	3.50	40,444	328	3.22	32,624	202	2.46

Total foreign interest-bearing deposits	94,196	1,049	4.42	91,833	1,061	4.58	64,654	602	3.70

Total interest-bearing deposits	505,889	3,795	2.98	500,503	3,761	2.98	449,717	2,244	1.98

Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings (2)	405,748	5,522	5.40	429,882	5,855	5.41	364,140	3,791	4.13
Trading account liabilities	75,261	800	4.21	69,462	727	4.15	56,880	619	4.32
Long-term debt (2)	140,756	1,844	5.24	136,769	1,791	5.24	99,601	1,251	5.03

Total interest-bearing liabilities - excluding hedge impact	1,127,654	11,961	4.21	1,136,616	12,134	4.24	970,338	7,905	3.24

Net derivative (income) expense on liabilities		(69)			(48)			254

Total interest-bearing liabilities - including hedge impact	1,127,654	11,892	4.19	1,136,616	12,086	4.23	970,338	8,159	3.34

Noninterest-bearing sources:
Noninterest-bearing deposits	174,356			176,348			179,205
Other liabilities	59,093			55,761			55,566
Shareholders’ equity	134,047			129,262			99,948

Total liabilities and shareholders’ equity	$1,495,150			$1,497,987			$1,305,057

Net interest spread			2.24			2.21			2.40
Impact of noninterest-bearing sources			0.55			0.54			0.50

Net interest income/yield on earning assets - excluding hedge impact		$9,084	2.79%		$8,974	2.75%		$8,327	2.90%

Net impact of derivative hedge income (expense)		(129)	(0.04)		(80)	(0.02)		(225)	(0.08)

Net interest income/yield on earning assets		$8,955	2.75%		$8,894	2.73%		$8,102	2.82%

(1)	This table presents a non-GAAP financial measure. The impact of interest rate risk management derivatives is shown separately. Interest income and interest expense amounts, and the yields and rates have been adjusted. Management believes this presentation is useful to investors because it adjusts for the impact of our hedging decisions and provides a better understanding of our hedging activities. The impact of interest rate risk management derivatives is not material to the average balances presented above.
(2)	Interest income excludes the impact of interest rate risk management contracts, which increased (decreased) interest income on time deposits placed and other short-term investments $(33) million, federal funds sold and securities purchased under agreements to resell $(155) million, securities $(5) million, commercial-domestic $(11) million, commercial-foreign $5 million, and other earning assets $1 million in the fourth quarter of 2006. Interest expense excludes the impact of interest rate risk management contracts which increased (decreased) interest expense on NOW and money market deposit accounts $4 million, consumer CDs and IRAs $196 million, negotiable CDs, public funds and other time deposits $2 million, banks located in foreign countries $(8) million, federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings $(300) million, and long-term debt $37 million in the fourth quarter of 2006. Interest income excludes the impact of interest rate risk management contracts, which increased (decreased) interest income on time deposits placed and other short-term investments $(28) million, federal funds sold and securities purchased under agreements to resell $(93) million, securities $(1) million, commercial-domestic $(22) million, commercial-foreign $7 million, and other earning assets $9 million in the third quarter of 2006. Interest expense excludes the impact of interest rate risk management contracts which increased (decreased) interest expense on NOW and money market deposit accounts $5 million, consumer CDs and IRAs $223 million, negotiable CDs, public funds and other time deposits $2 million, banks located in foreign countries $(15) million, federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings $(388) million, and long-term debt $125 million in the third quarter of 2006. Interest income excludes the impact of interest rate risk management contracts, which increased (decreased) interest income on time deposits placed and other short-term investments $(2) million, federal funds sold and securities purchased under agreements to resell $(63) million, residential mortgage $(1) million, commercial-domestic $113 million, commercial-foreign $2 million, and other earning assets $(20) million in the fourth quarter of 2005. Interest expense excludes the impact of interest rate risk management contracts which increased (decreased) interest expense on NOW and money market deposit accounts $(1) million, consumer CDs and IRAs $201 million, negotiable CDs, public funds and other time deposits $2 million, banks located in foreign countries $30 million, federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings $64 million, and long-term debt $(42) million in the fourth quarter of 2005.
(3)	Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is recognized on a cash basis.
(4)	Includes consumer finance of $2.8 billion and $2.9 billion in the fourth and third quarters of 2006, and $2.9 billion in the fourth quarter of 2005; and foreign consumer of $7.8 billion and $8.1 billion in the fourth and third quarters of 2006, and $3.7 billion in the fourth quarter of 2005.

Certain prior period amounts have been reclassified to conform to current period presentation.

Information beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Year-to-Date Average Balances and Interest Rates - Fully Taxable-equivalent Basis

(Dollars in millions)

	Year Ended December 31
	2006			2005
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments	$15,611	$646	4.14%	$14,286	$472	3.30%
Federal funds sold and securities purchased under agreements to resell	175,334	7,823	4.46	169,132	5,012	2.96
Trading account assets	145,321	7,552	5.20	133,502	5,883	4.41
Securities	225,219	11,845	5.26	219,843	11,047	5.03
Loans and leases (1):
Residential mortgage	207,879	11,608	5.58	173,773	9,424	5.42
Credit card - domestic	63,838	8,638	13.53	53,997	6,253	11.58
Credit card - foreign	9,141	1,147	12.55	—	—	—
Home equity lines	68,696	5,105	7.43	56,289	3,412	6.06
Direct/Indirect consumer	59,597	4,552	7.64	44,981	2,589	5.75
Other consumer (2)	10,713	1,089	10.17	6,908	667	9.67

Total consumer	419,864	32,139	7.65	335,948	22,345	6.65

Commercial - domestic	151,231	10,897	7.21	128,034	8,266	6.46
Commercial real estate	36,939	2,740	7.42	34,304	2,046	5.97
Commercial lease financing	20,862	995	4.77	20,441	992	4.85
Commercial - foreign	23,521	1,674	7.12	18,491	1,292	6.99

Total commercial	232,553	16,306	7.01	201,270	12,596	6.26

Total loans and leases	652,417	48,445	7.43	537,218	34,941	6.50

Other earning assets	55,242	3,498	6.33	38,013	2,103	5.53

Total earning assets (3)	1,269,144	79,809	6.29	1,111,994	59,458	5.35

Cash and cash equivalents	34,052			33,199
Other assets, less allowance for loan and lease losses	163,485			124,699

Total assets	$1,466,681			$1,269,892

Interest-bearing liabilities
Domestic interest-bearing deposits:
Savings	$34,608	$269	0.78%	$36,602	$211	0.58%
NOW and money market deposit accounts	218,077	3,923	1.80	227,722	2,839	1.25
Consumer CDs and IRAs	144,738	6,022	4.16	124,385	4,091	3.29
Negotiable CDs, public funds and other time deposits	12,195	483	3.97	6,865	250	3.65

Total domestic interest-bearing deposits	409,618	10,697	2.61	395,574	7,391	1.87

Foreign interest-bearing deposits:
Banks located in foreign countries	34,985	1,982	5.67	22,945	1,202	5.24
Governments and official institutions	12,674	586	4.63	7,418	238	3.21
Time, savings and other	38,544	1,215	3.15	31,603	661	2.09

Total foreign interest-bearing deposits	86,203	3,783	4.39	61,966	2,101	3.39

Total interest-bearing deposits	495,821	14,480	2.92	457,540	9,492	2.08

Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings	411,132	19,840	4.83	326,408	11,615	3.56
Trading account liabilities	64,689	2,640	4.08	57,689	2,364	4.10
Long-term debt	130,124	7,034	5.41	97,709	4,418	4.52

Total interest-bearing liabilities (3)	1,101,766	43,994	3.99	939,346	27,889	2.97

Noninterest-bearing sources:
Noninterest-bearing deposits	177,174			174,892
Other liabilities	57,278			55,793
Shareholders’ equity	130,463			99,861

Total liabilities and shareholders’ equity	$1,466,681			$1,269,892

Net interest spread			2.30			2.38
Impact of noninterest-bearing sources			0.52			0.46

Net interest income/yield on earning assets (4)		$35,815	2.82%		$31,569	2.84%

(1)	Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is recognized on a cash basis.
(2)	Includes consumer finance of $2.9 billion and $3.1 billion and foreign consumer of $7.8 billion and $3.6 billion for the years ended December 31, 2006 and 2005.
(3)	Interest income includes the impact of interest rate risk management contracts, which increased (decreased) interest income on the underlying assets $(372) million and $704 million for the years ended December 31, 2006 and 2005. Interest expense includes the impact of interest rate risk management contracts, which increased interest expense on the underlying liabilities $106 million and $1.3 billion for the years ended December 31, 2006 and 2005.
(4)	Interest income (FTE basis) for the year ended December 31, 2006 does not include the cumulative tax charge resulting from a change in tax legislation relating to extraterritorial tax income and foreign sales corporation regimes. The FTE impact to Net Interest Income and net interest yield on earning assets of this retroactive tax adjustment was a reduction of $270 million and 2 bps, respectively, for the year ended December 31, 2006. Management has excluded this one-time impact to provide a more comparative basis of presentation for Net Interest Income and net interest yield on earning assets on a FTE basis. The impact on any given future period is not expected to be material.

Certain prior period amounts have been reclassified to conform to current period presentation.

Information beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Year-to-Date Average Balances and Interest Rates - Fully Taxable-equivalent Basis - Isolating Derivative Hedge

Income/Expense (1)

(Dollars in millions)

	Year Ended December 31
	2006			2005
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments (2)	$15,611	$723	4.63%	$14,286	$476	3.33%
Federal funds sold and securities purchased under agreements to resell (2)	175,334	8,276	4.72	169,132	5,116	3.02
Trading account assets	145,321	7,552	5.20	133,502	5,883	4.41
Securities (2)	225,219	11,853	5.26	219,843	11,057	5.03
Loans and leases (3):
Residential mortgage (2)	207,879	11,608	5.58	173,773	9,405	5.41
Credit card - domestic	63,838	8,638	13.53	53,997	6,253	11.58
Credit card - foreign	9,141	1,147	12.55	—	—	—
Home equity lines	68,696	5,105	7.43	56,289	3,412	6.06
Direct/Indirect consumer	59,597	4,552	7.64	44,981	2,589	5.75
Other consumer (4)	10,713	1,089	10.17	6,908	667	9.67

Total consumer	419,864	32,139	7.65	335,948	22,326	6.65

Commercial - domestic (2)	151,231	10,743	7.10	128,034	7,323	5.72
Commercial real estate	36,939	2,740	7.42	34,304	2,046	5.97
Commercial lease financing	20,862	995	4.77	20,441	992	4.85
Commercial - foreign (2)	23,521	1,660	7.06	18,491	1,288	6.97

Total commercial	232,553	16,138	6.94	201,270	11,649	5.79

Total loans and leases	652,417	48,277	7.40	537,218	33,975	6.32

Other earning assets (2)	55,242	3,500	6.33	38,013	2,247	5.91

Total earning assets - excluding hedge impact	1,269,144	80,181	6.32	1,111,994	58,754	5.28

Net derivative income (expense) on assets		(372)			704

Total earning assets - including hedge impact	1,269,144	79,809	6.29	1,111,994	59,458	5.35

Cash and cash equivalents	34,052			33,199
Other assets, less allowance for loan and lease losses	163,485			124,699

Total assets	$1,466,681			$1,269,892

Interest-bearing liabilities
Domestic interest-bearing deposits:
Savings	$34,608	$269	0.78%	$36,602	$211	0.58%
NOW and money market deposit accounts (2)	218,077	3,911	1.79	227,722	2,821	1.24
Consumer CDs and IRAs (2)	144,738	5,285	3.65	124,385	3,151	2.53
Negotiable CDs, public funds and other time deposits (2)	12,195	475	3.90	6,865	187	2.74

Total domestic interest-bearing deposits	409,618	9,940	2.43	395,574	6,370	1.61

Foreign interest-bearing deposits:
Banks located in foreign countries (2)	34,985	1,971	5.64	22,945	1,055	4.60
Governments and official institutions	12,674	586	4.63	7,418	238	3.21
Time, savings and other	38,544	1,215	3.15	31,603	661	2.09

Total foreign interest-bearing deposits	86,203	3,772	4.38	61,966	1,954	3.15

Total interest-bearing deposits	495,821	13,712	2.77	457,540	8,324	1.82

Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings (2)	411,132	20,773	5.05	326,408	11,191	3.43
Trading account liabilities	64,689	2,640	4.08	57,689	2,364	4.10
Long-term debt (2)	130,124	6,763	5.20	97,709	4,675	4.79

Total interest-bearing liabilities - excluding hedge impact	1,101,766	43,888	3.98	939,346	26,554	2.83

Net derivative expense on liabilities		106			1,335

Total interest-bearing liabilities - including hedge impact	1,101,766	43,994	3.99	939,346	27,889	2.97

Noninterest-bearing sources:
Noninterest-bearing deposits	177,174			174,892
Other liabilities	57,278			55,793
Shareholders’ equity	130,463			99,861

Total liabilities and shareholders’ equity	$1,466,681			$1,269,892

Net interest spread			2.34			2.45
Impact of noninterest-bearing sources			0.52			0.45

Net interest income/yield on earning assets - excluding hedge impact		$36,293	2.86%		$32,200	2.90%

Net impact of derivative hedge income (expense)		(478)	(0.04)		(631)	(0.06)

Net interest income/yield on earning assets (5)		$35,815	2.82%		$31,569	2.84%

(1)	This table presents a non-GAAP financial measure. The impact of interest rate risk management derivatives is shown separately. Interest income and interest expense amounts, and the yields and rates have been adjusted. Management believes this presentation is useful to investors because it adjusts for the impact of our hedging decisions and provides a better understanding of our hedging activities. The impact of interest rate risk management derivatives is not material to the average balances presented above.
(2)	Interest income excludes the impact of interest rate risk management contracts, which increased (decreased) interest income on time deposits placed and other short-term investments $(77) million, federal funds sold and securities purchased under agreements to resell $(453) million, securities $(8) million, commercial-domestic $154 million, commercial-foreign $14 million, and other earning assets $(2) million for the year ended December 31, 2006. Interest expense excludes the impact of interest rate risk management contracts which increased (decreased) interest expense on NOW and money market deposit accounts $12 million, consumer CDs and IRAs $737 million, negotiable CDs, public funds and other time deposits $8 million, banks located in foreign countries $11 million, federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings $(933) million, and long-term debt $271 million for the year ended December 31, 2006. Interest income excludes the impact of interest rate risk management contracts, which increased (decreased) interest income on time deposits placed and other short-term investments $(4) million, federal funds sold and securities purchased under agreements to resell $(104) million, securities $(10) million, residential mortgages $19 million, commercial-domestic $943 million, commercial-foreign $4 million, and other earning assets $(144) million for the year ended December 31, 2005. Interest expense excludes the impact of interest rate risk management contracts which increased (decreased) interest expense on NOW and money market deposit accounts $18 million, consumer CDs and IRAs $940 million, negotiable CDs, public funds and other time deposits $63 million, banks located in foreign countries $147 million, federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings $424 million, and long-term debt $(257) million for the year ended December 31, 2005.
(3)	Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is recognized on a cash basis.
(4)	Includes consumer finance of $2.9 billion and $3.1 billion and foreign consumer of $7.8 and $3.6 billion for the years ended December 31, 2006 and 2005.
(5)	Interest income (FTE basis) for the year ended December 31, 2006 does not include the cumulative tax charge resulting from a change in tax legislation relating to extraterritorial tax income and foreign sales corporation regimes. The FTE impact to Net Interest Income and net interest yield on earning assets of this retroactive tax adjustment was a reduction of $270 million and 2 bps, respectively, for the year ended December 31, 2006. Management has excluded this one-time impact to provide a more comparative basis of presentation for Net Interest Income and net interest yield on earning assets on a FTE basis. The impact on any given future period is not expected to be material.

Certain prior period amounts have been reclassified to conform to current period presentation.

Information beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Business Segment View

Net Income

Fourth Quarter 2006

Revenue*

Fourth Quarter 2006

*	Fully taxable-equivalent basis

This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Global Consumer and Small Business Banking Segment Results (1)

(Dollars in millions; except as noted)

	Year Ended December 31		Fourth Quarter 2006	Third Quarter 2006	Second Quarter 2006	First Quarter 2006	Fourth Quarter 2005
	2006	2005
Net interest income (2)	$21,100	$16,898	$5,312	$5,243	$5,199	$5,346	$4,343
Noninterest income
Card income	13,504	5,084	3,513	3,265	3,464	3,262	1,325
Service charges	5,343	4,996	1,394	1,410	1,349	1,190	1,261
Mortgage banking income	877	1,012	247	215	210	205	271
All other income	867	333	163	310	257	137	95

Total noninterest income	20,591	11,425	5,317	5,200	5,280	4,794	2,952

Total revenue (2)	41,691	28,323	10,629	10,443	10,479	10,140	7,295

Provision for credit losses	5,172	4,243	1,752	1,144	1,029	1,247	1,291
Gains (losses) on sales of debt securities	(1)	(2)	—	—	—	(1)	(1)
Noninterest expense	18,830	13,124	4,873	4,730	4,542	4,685	3,285

Income before income taxes (2)	17,688	10,954	4,004	4,569	4,908	4,207	2,718
Income tax expense	6,517	3,933	1,477	1,680	1,801	1,559	969

Net income	$11,171	$7,021	$2,527	$2,889	$3,107	$2,648	$1,749

Shareholder value added	$5,738	$4,318	$1,192	$1,542	$1,753	$1,251	$1,009
Net interest yield (2)	6.42%	5.65%	6.48%	6.33%	6.31%	6.58%	5.78%
Return on average equity	17.70	23.73	16.27	18.42	19.71	16.41	22.05
Efficiency ratio (2)	45.17	46.34	45.84	45.31	43.33	46.21	45.03

Balance Sheet
Average
Total loans and leases	$192,072	$144,027	$200,063	$193,845	$187,607	$186,604	$149,251
Total earning assets (3)	328,528	298,904	325,295	328,877	330,559	329,421	297,894
Total assets (3)	390,257	326,243	384,725	390,496	393,179	392,715	325,511
Total deposits	330,072	306,098	325,697	330,368	333,999	330,269	306,616
Allocated equity	63,121	29,581	61,617	62,239	63,243	65,435	31,464

Period End
Total loans and leases	$206,040	$151,657	$206,040	$195,728	$189,214	$183,836	$151,657
Total earning assets (3)	319,552	302,619	319,552	331,734	328,607	338,576	302,619
Total assets (3)	382,392	331,259	382,392	394,920	393,991	401,126	331,259
Total deposits	327,236	306,101	327,236	330,789	336,841	340,463	306,101

Period End (in billions)
Mortgage servicing portfolio	$333.0	$296.8	$333.0	$323.3	$313.0	$302.4	$296.8

(1)	Global Consumer and Small Business Banking has four primary businesses: Deposits, Card Services, Mortgage, and Home Equity. In addition, ALM/Other includes the results of ALM activities and other consumer-related businesses (e.g., insurance).
(2)	Fully taxable-equivalent basis
(3)	Total earning assets and Total Assets include asset allocations to match liabilities (i.e., deposits).

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Global Consumer and Small Business Banking Business Results - GAAP (Purchase View)

(Dollars in millions)

	Three Months Ended December 31, 2006
	Total	Deposits (1)	Card Services (2)	Mortgage	Home Equity	ALM/ Other
Net interest income (3)	$5,312	$2,489	$2,269	$154	$377	$23
Noninterest income
Card income	3,513	505	3,008	—	—	—
Service charges	1,394	1,394	—	—	—	—
Mortgage banking income	247	—	—	225	22	—
All other income	163	—	179	12	—	(28)

Total noninterest income	5,317	1,899	3,187	237	22	(28)

Total revenue (3)	10,629	4,388	5,456	391	399	(5)

Provision for credit losses	1,752	56	1,585	1	16	94
Gains (losses) on sales of debt securities	—	—	—	—	—	—
Noninterest expense	4,873	2,360	2,011	248	161	93

Income before income taxes (3)	4,004	1,972	1,860	142	222	(192)
Income tax expense (benefit)	1,477	728	686	52	82	(71)

Net income	$2,527	$1,244	$1,174	$90	$140	$(121)

Shareholder value added	$1,192	$909	$253	$38	$90	$(98)
Net interest yield (3)	6.48%	3.01%	8.90%	1.80%	2.42%	n/m
Return on average equity	16.27	32.39	10.68	18.98	30.49	n/m
Efficiency ratio (3)	45.84	53.78	36.85	63.31	40.36	n/m
Period end - total assets (4)	$382,392	$342,443	$143,179	$37,282	$63,742	n/m

	Three Months Ended December 31, 2005
	Total	Deposits (1)	Card Services (2)	Mortgage	Home Equity	ALM/ Other
Net interest income (3)	$4,343	$2,336	$1,337	$171	$333	$166
Noninterest income
Card income	1,325	423	902	—	—	—
Service charges	1,261	1,261	—	—	—	—
Mortgage banking income	271	—	—	254	17	—
All other income	95	—	6	7	—	82

Total noninterest income	2,952	1,684	908	261	17	82

Total revenue (3)	7,295	4,020	2,245	432	350	248

Provision for credit losses	1,291	48	1,191	6	10	36
Gains (losses) on sales of debt securities	(1)	—	—	—	—	(1)
Noninterest expense	3,285	2,052	711	273	145	104

Income before income taxes (3)	2,718	1,920	343	153	195	107
Income tax expense	969	684	122	55	70	38

Net income	$1,749	$1,236	$221	$98	$125	$69

Shareholder value added	$1,009	$901	$(51)	$48	$94	$17
Net interest yield (3)	5.78%	3.00%	8.90%	1.81%	2.62%	n/m
Return on average equity	22.05	32.69	7.53	21.18	43.12	n/m
Efficiency ratio (3)	45.03	51.05	31.66	63.29	41.37	n/m
Period end - total assets (4)	$331,259	$321,030	$66,338	$42,183	$51,401	n/m

(1)	Reflects Premier Banking and Investments cumulative migration which decreased average deposits $50.6 billion and $44.0 billion for the three months ended December 31, 2006 and 2005.
(2)	Card Services presented on a held view
(3)	Fully taxable-equivalent basis
(4)	Total Assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Global Consumer and Small Business Banking Business Results - GAAP (Purchase View)

(Dollars in millions)

	Year Ended December 31, 2006
	Total	Deposits (1)	Card Services (2)	Mortgage	Home Equity	ALM/ Other
Net interest income (3)	$21,100	$9,767	$8,805	$599	$1,406	$523
Noninterest income
Card income	13,504	1,911	11,593	—	—	—
Service charges	5,343	5,343	—	—	—	—
Mortgage banking income	877	—	—	793	84	—
All other income	867	—	1,087	44	—	(264)

Total noninterest income	20,591	7,254	12,680	837	84	(264)

Total revenue (3)	41,691	17,021	21,485	1,436	1,490	259

Provision for credit losses	5,172	165	4,727	17	47	216
Gains (losses) on sales of debt securities	(1)	—	—	—	—	(1)
Noninterest expense	18,830	9,053	7,827	972	641	337

Income before income taxes (3)	17,688	7,803	8,931	447	802	(295)
Income tax expense (benefit)	6,517	2,875	3,291	165	295	(109)

Net income	$11,171	$4,928	$5,640	$282	$507	$(186)

Shareholder value added	$5,738	$3,610	$1,908	$75	$343	$(198)
Net interest yield (3)	6.42%	2.94%	8.93%	1.77%	2.47%	n/m
Return on average equity	17.70	32.53	12.67	14.95	33.96	n/m
Efficiency ratio (3)	45.17	53.19	36.43	67.71	43.01	n/m
Period end - total assets (4)	$382,392	$342,443	$143,179	$37,282	$63,742	n/m

	Year Ended December 31, 2005
	Total	Deposits (1)	Card Services (2)	Mortgage	Home Equity	ALM/ Other
Net interest income (3)	$16,898	$8,537	$5,009	$745	$1,291	$1,316
Noninterest income
Card income	5,084	1,560	3,524	—	—	—
Service charges	4,996	4,996	—	—	—	—
Mortgage banking income	1,012	—	—	935	77	—
All other income	333	—	57	21	—	255

Total noninterest income	11,425	6,556	3,581	956	77	255

Total revenue (3)	28,323	15,093	8,590	1,701	1,368	1,571

Provision for credit losses	4,243	98	3,999	21	38	87
Gains (losses) on sales of debt securities	(2)	—	—	—	—	(2)
Noninterest expense	13,124	8,079	2,968	1,059	646	372

Income before income taxes (3)	10,954	6,916	1,623	621	684	1,110
Income tax expense	3,933	2,484	582	223	246	398

Net income	$7,021	$4,432	$1,041	$398	$438	$712

Shareholder value added	$4,318	$3,118	$21	$212	$315	$652
Net interest yield (3)	5.65%	2.77%	8.90%	1.99%	2.71%	n/m
Return on average equity	23.73	29.56	9.28	23.12	39.20	n/m
Efficiency ratio (3)	46.34	53.52	34.55	62.26	47.24	n/m
Period end - total assets (4)	$331,259	$321,030	$66,338	$42,183	$51,401	n/m

(1)	Reflects Premier Banking and Investments cumulative migration which decreased average deposits $48.5 billion and $39.3 billion for the years ended December 31, 2006 and 2005.
(2)	Card Services presented on a held view
(3)	Fully taxable-equivalent basis
(4)	Total Assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Global Consumer and Small Business Banking Business Results - Pro Forma View (1)

(Dollars in millions)

	Three Months Ended December 31, 2005
	Total	Deposits (2)	Card Services (3)	Mortgage	Home Equity	ALM/ Other
Net interest income (4)	$5,166	$2,370	$2,133	$171	$333	$159
Noninterest income
Card income	2,931	423	2,508	—	—	—
Service charges	1,261	1,261	—	—	—	—
Mortgage banking income	275	—	—	258	17	—
All other income	209	—	119	7	—	83

Total noninterest income	4,676	1,684	2,627	265	17	83

Total revenue (4)	9,842	4,054	4,760	436	350	242

Provision for credit losses	1,510	48	1,401	6	10	45
Gains (losses) on sales of debt securities	(1)	—	—	—	—	(1)
Noninterest expense	4,941	2,052	2,367	273	145	104

Income before income taxes (4)	3,390	1,954	992	157	195	92
Income tax expense	1,210	697	354	56	70	33

Net income	$2,180	$1,257	$638	$101	$125	$59

Shareholder value added	$863	$931	$(220)	$51	$94	$7
Net interest yield (4)	6.26%	2.80%	8.57%	1.80%	2.62%	n/m
Return on average equity	14.08	33.23	6.08	21.75	43.12	n/m
Efficiency ratio (4)	50.20	50.62	49.71	62.67	41.37	n/m
Period end - total assets (5)	$402,853	$347,367	$148,334	$42,599	$51,401	n/m

	Year Ended December 31, 2005
	Total	Deposits (2)	Card Services (3)	Mortgage	Home Equity	ALM/ Other
Net interest income (4)	$20,140	$8,680	$7,990	$745	$1,291	$1,434
Noninterest income
Card income	12,105	1,560	10,545	—	—	—
Service charges	4,996	4,996	—	—	—	—
Mortgage banking income	1,048	—	—	971	77	—
All other income	558	—	283	21	—	254

Total noninterest income	18,707	6,556	10,828	992	77	254

Total revenue (4)	38,847	15,236	18,818	1,737	1,368	1,688

Provision for credit losses	5,182	98	4,909	21	38	116
Gains (losses) on sales of debt securities	(2)	—	—	—	—	(2)
Noninterest expense	19,016	8,079	8,860	1,059	646	372

Income before income taxes (4)	14,647	7,059	5,049	657	684	1,198
Income tax expense	5,261	2,536	1,815	236	246	428

Net income	$9,386	$4,523	$3,234	$421	$438	$770

Shareholder value added	$4,399	$3,244	$(105)	$234	$315	$711
Net interest yield (4)	6.15%	2.59%	8.56%	1.99%	2.71%	n/m
Return on average equity	15.78	30.16	7.87	24.45	39.20	n/m
Efficiency ratio (4)	48.95	53.02	47.08	60.98	47.24	n/m
Period end - total assets (5)	$402,853	$347,367	$148,334	$42,599	$51,401	n/m

(1)	Pro Forma View includes the results of MBNA for periods prior to the merger on January 1, 2006. This information is being provided for reference purposes and was previously included in the Corporation’s Form 8-K filed April 10, 2006 containing Unaudited Pro Forma Condensed Combined Financial Information. Certain amounts have been reclassified to conform to current presentation. Reference should be made to the Form 8-K filed April 10, 2006 and to the Form 8-K filed May 25, 2006, which included the Consolidated Financial Statements of the Corporation.
(2)	Reflects Premier Banking and Investments cumulative migration which decreased average deposits $44.0 billion and $39.3 billion for the three months and year ended December 31, 2005.
(3)	Card Services presented on a held view
(4)	Fully taxable-equivalent basis
(5)	Total Assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Global Consumer and Small Business Banking Business Results: Customer Relationship View

(Dollars in millions)

GAAP (Purchase View) (1)

	Three Months Ended December 31, 2006			Three Months Ended December 31, 2005
	Total	Consumer	Mass Market and Small Business Banking	Total	Consumer	Mass Market and Small Business Banking
Net interest income (2)	$5,312	$4,459	$853	$4,343	$3,668	$675
Noninterest income	5,317	4,760	557	2,952	2,577	375

Total revenue (2)	10,629	9,219	1,410	7,295	6,245	1,050

Provision for credit losses	1,752	1,520	232	1,291	1,200	91
Gains (losses) on sales of debt securities	—	—	—	(1)	(1)	—
Noninterest expense	4,873	4,418	455	3,285	2,869	416

Income before income taxes (2)	4,004	3,281	723	2,718	2,175	543
Income tax expense	1,477	1,210	267	969	775	194

Net income	$2,527	$2,071	$456	$1,749	$1,400	$349

	Year Ended December 31, 2006			Year Ended December 31, 2005
	Total	Consumer	Mass Market and Small Business Banking	Total	Consumer	Mass Market and Small Business Banking
Net interest income (2)	$21,100	$17,872	$3,228	$16,898	$14,455	$2,443
Noninterest income	20,591	18,474	2,117	11,425	9,879	1,546

Total revenue (2)	41,691	36,346	5,345	28,323	24,334	3,989

Provision for credit losses	5,172	4,418	754	4,243	3,961	282
Gains (losses) on sales of debt securities	(1)	(1)	—	(2)	(2)	—
Noninterest expense	18,830	17,080	1,750	13,124	11,560	1,564

Income before income taxes (2)	17,688	14,847	2,841	10,954	8,811	2,143
Income tax expense	6,517	5,466	1,051	3,933	3,167	766

Net income	$11,171	$9,381	$1,790	$7,021	$5,644	$1,377

Pro Forma View (3)

	Three Months Ended December 31, 2005			Year Ended December 31, 2005
	Total	Consumer	Mass Market and Small Business Banking	Total	Consumer	Mass Market and Small Business Banking
Net interest income (2)	$5,166	$4,421	$745	$20,140	$17,423	$2,717
Noninterest income	4,676	4,232	444	18,707	16,914	1,793

Total revenue (2)	9,842	8,653	1,189	38,847	34,337	4,510

Provision for credit losses	1,510	1,365	145	5,182	4,749	433
Gains (losses) on sales of debt securities	(1)	(1)	—	(2)	(2)	—
Noninterest expense	4,941	4,471	470	19,016	17,246	1,770

Income before income taxes (2)	3,390	2,816	574	14,647	12,340	2,307
Income tax expense	1,210	1,005	205	5,261	4,436	825

Net income	$2,180	$1,811	$369	$9,386	$7,904	$1,482

(1)	Information beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated.
(2)	Fully taxable-equivalent basis
(3)	Pro Forma View includes the results of MBNA for periods prior to the merger on January 1, 2006. This information is being provided for reference purposes and was previously included in the Corporation’s Form 8-K filed April 10, 2006 containing Unaudited Pro Forma Condensed Combined Financial Information. Certain amounts have been reclassified to conform to current presentation. Reference should be made to the Form 8-K filed April 10, 2006 and to the Form 8-K filed May 25, 2006, which included the Consolidated Financial Statements of the Corporation.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Global Consumer and Small Business Banking - Key Indicators

(Dollars in millions; except as noted)

	Year Ended December 31		Fourth Quarter 2006	Third Quarter 2006	Second Quarter 2006	First Quarter 2006	Fourth Quarter 2005
	2006	2005
Deposits Key Indicators
Average Deposit Balances
Checking	$125,610	$123,211	$123,536	$124,834	$127,754	$126,355	$125,515
Savings	31,445	31,970	30,040	31,209	32,453	32,104	31,898
MMS	72,007	69,556	67,355	70,339	73,532	76,925	71,941
CD’s & IRA’s	90,211	73,763	94,296	92,644	88,932	84,842	69,382
Foreign and other	10,799	7,598	10,470	11,342	11,328	10,043	7,880

Total	$330,072	$306,098	$325,697	$330,368	$333,999	$330,269	$306,616

Average cumulative balances migrated to Premier Banking and Investments	$48,477	$39,278	$50,573	$49,178	$47,900	$46,202	$43,969

Deposit Spreads (excludes noninterest costs)
Checking	4.22%	4.18%	4.26%	4.23%	4.21%	4.18%	4.16%
Savings	3.46	3.92	3.68	3.42	3.38	3.36	3.53
MMS	2.84	1.96	3.25	2.87	2.75	2.53	2.69
CD’s & IRA’s	1.19	0.88	1.11	1.20	1.25	1.21	1.19
Foreign and other	4.03	3.84	4.30	4.08	4.05	3.67	4.19
Total	3.00	2.83	3.07	3.00	3.00	2.92	3.06

Net new checking (units in thousands)	2,411	2,301	363	744	701	603	426
Debit purchase volumes	$169,026	$141,910	$45,121	$42,790	$42,596	$38,519	$39,623

Online Banking (end of period)
Active accounts (units in thousands)	21,250	14,698	21,250	20,576	19,806	19,643	14,698
Active billpay accounts (units in thousands)	11,101	7,281	11,101	10,838	10,410	10,088	7,281

Credit Key Indicators
Managed Card - US Consumer and Business Card
Gross interest yield	12.74%	11.75%	13.00%	12.87%	12.54%	12.56%	12.17%
Risk adjusted margin (1)	9.35	7.08	8.74	8.83	9.49	10.39	4.37
Loss rates	3.85	6.87	4.56	4.18	3.56	3.07	9.35
Average outstandings (in millions)	$145,902	$61,052	$147,707	$146,287	$144,198	$145,384	$62,337
New account growth (in thousands)	9,508	5,312	2,492	2,520	2,332	2,164	929
Purchase volumes (in millions)	$221,682	$93,967	$60,948	$57,129	$54,751	$48,854	$26,051
Delinquencies
30 Day	5.47%	4.13%	5.47%	5.13%	4.71%	4.47%	4.13%
60 Day	3.79	2.89	3.79	3.47	3.23	3.01	2.89

Mortgage
Mortgage originations (in millions) (2)	$85,507	$86,778	$23,701	$21,222	$23,372	$17,212	$20,662
Mortgage servicing rights
Period end balance (in millions)	2,869	2,658	2,869	2,932	3,083	2,925	2,658
Capitalized mortgage servicing rights (% of loans serviced)	125 bps	122 bps	125 bps	127 bps	139 bps	132 bps	122 bps
Mortgage loans serviced for investors (in billions)	$230	$218	$230	$230	$221	$221	$218
Home equity originations (in millions) (2)	80,809	71,978	20,425	20,681	21,141	18,562	19,578

(1)	Reflects margin and noninterest revenue, adjusted for loss rates.
(2)	Includes originations across all business segments.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

E-Commerce & BankofAmerica.com

Bank of America has the largest active online banking customer base with 21.3 million subscribers.

Bank of America uses a strict Active User standard—customers must have used our online services within the last 90 days.

11.1 million active bill pay users paid $50.6 billion worth of bills this quarter. The number of customers who sign up and use Bank of America’s Bill Pay Service continues to far surpass that of any other financial institution.

Currently, approximately 376 companies are presenting 23.2 million e-bills per quarter.

Information beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Card Services Results - GAAP (Purchase View)

(Dollars in millions)

	Year Ended December 31		Fourth Quarter 2006	Third Quarter 2006	Second Quarter 2006	First Quarter 2006	Fourth Quarter 2005
	2006	2005
Key Measures - Card Services Data (1)

Managed Income Statement
Held total revenue	$21,485	$8,590	$5,456	$5,330	$5,466	$5,233	$2,245
Securitizations impact	3,363	434	1,023	908	778	654	63

Managed total revenue	$24,848	$9,024	$6,479	$6,238	$6,244	$5,887	$2,308

% of average managed outstandings	13.0%	14.8%	13.0%	12.8%	13.3%	12.8%	14.7%

Held provision for credit losses	$4,727	$3,999	$1,585	$1,032	$956	$1,154	$1,191
Securitizations impact	3,363	434	1,023	908	778	654	63

Managed credit impact	$8,090	$4,433	$2,608	$1,940	$1,734	$1,808	$1,254

% of average managed outstandings	4.2%	7.3%	5.2%	4.0%	3.7%	3.9%	8.0%

Held noninterest expense	$7,827	$2,968	$2,011	$1,956	$1,844	$2,016	$711
Securitizations impact	—	—	—	—	—	—	—

Managed noninterest expense	$7,827	$2,968	$2,011	$1,956	$1,844	$2,016	$711

% of average managed outstandings	4.1%	4.9%	4.0%	4.0%	3.9%	4.4%	4.5%

Held income before income taxes	$8,931	$1,623	$1,860	$2,342	$2,666	$2,063	$343
Securitizations impact	—	—	—	—	—	—	—

Managed income before income taxes	$8,931	$1,623	$1,860	$2,342	$2,666	$2,063	$343

% of average managed outstandings	4.7%	2.7%	3.7%	4.8%	5.7%	4.5%	2.2%

Shareholder Value Added - Managed	$1,847	$7	$238	$524	$725	$360	$(54)

Merchant Acquiring Business:
Processing volume	$373,923	$352,938	$91,326	$97,044	$97,229	$88,324	$101,601
Total transactions (units in thousands)	8,131	7,416	2,074	2,101	2,069	1,887	2,058

(1)	Beginning with the first quarter of 2006, Card Services includes U.S. Consumer and Business Card, Unsecured Lending, International Card Operations and Merchant Services. Prior to January 1, 2006, Card Services included only U.S. Consumer Credit Card.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Card Services Results - GAAP (Purchase View) continued

(Dollars in millions)

	Year Ended December 31		Fourth Quarter 2006	Third Quarter 2006	Second Quarter 2006	First Quarter 2006	Fourth Quarter 2005
	2006	2005
Key Measures - Card Services Data (1)

Loans
Period End:
On-balance sheet	$101,532	$61,397	$101,532	$96,173	$93,217	$90,533	$61,397
Securitizations impact	101,865	2,239	101,865	98,683	96,848	94,359	2,239

Managed	$203,397	$63,636	$203,397	$194,856	$190,065	$184,892	$63,636

Average:
On-balance sheet	$95,256	$56,072	$97,997	$95,948	$93,115	$93,910	$59,479
Securitizations impact	96,238	5,051	99,765	97,371	94,952	92,776	2,865

Managed	$191,494	$61,123	$197,762	$193,319	$188,067	$186,686	$62,344

Credit Quality
Charge-Offs $:
Held net charge-offs	$3,871	$3,759	$1,195	$1,094	$904	$678	$1,406
Securitizations impact	3,363	434	1,023	908	778	654	63

Managed card services net losses	$7,234	$4,193	$2,218	$2,002	$1,682	$1,332	$1,469

Charge-Offs %:
Held net charge-offs	4.06%	6.70%	4.84%	4.52%	3.89%	2.93%	9.38%
Securitizations impact	(0.28)	0.16	(0.39)	(0.41)	(0.30)	(0.04)	(0.03)

Managed card services net losses	3.78%	6.86%	4.45%	4.11%	3.59%	2.89%	9.35%

30+ Delinquency $:
Held delinquency	$5,433	$2,585	$5,433	$5,123	$4,528	$3,834	$2,585
Securitizations impact	5,067	42	5,067	4,429	4,141	4,241	42

Managed delinquency	$10,500	$2,627	$10,500	$9,552	$8,669	$8,075	$2,627

30+ Delinquency %:
Held delinquency	5.35%	4.21%	5.35%	5.33%	4.86%	4.23%	4.21%
Securitizations impact	(0.19)	(0.08)	(0.19)	(0.43)	(0.30)	0.14	(0.08)

Managed delinquency	5.16%	4.13%	5.16%	4.90%	4.56%	4.37%	4.13%

90+ Delinquency $:
Held delinquency	$2,651	$1,232	$2,651	$2,408	$2,208	$1,752	$1,232
Securitizations impact	2,394	20	2,394	1,994	1,980	1,926	20

Managed delinquency	$5,045	$1,252	$5,045	$4,402	$4,188	$3,678	$1,252

90+ Delinquency %:
Held delinquency	2.61%	2.01%	2.61%	2.50%	2.37%	1.94%	2.01%
Securitizations impact	(0.13)	(0.04)	(0.13)	(0.24)	(0.17)	0.05	(0.04)

Managed delinquency	2.48%	1.97%	2.48%	2.26%	2.20%	1.99%	1.97%

(1)	Beginning with the first quarter of 2006, Card Services includes U.S. Consumer and Business Card, Unsecured Lending, International Card Operations and Merchant Services. Prior to January 1, 2006, Card Services included only U.S. Consumer Credit Card.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Card Services Results - Pro Forma View

(Dollars in millions)

	Year Ended December 31		Fourth Quarter 2006	Third Quarter 2006	Second Quarter 2006	First Quarter 2006	Fourth Quarter 2005
	2006	2005
Key Measures - Card Services Data (1)

Managed Income Statement
Held total revenue	$21,485	$18,818	$5,456	$5,330	$5,466	$5,233	$4,760
Securitizations impact	3,363	4,940	1,023	908	778	654	1,493

Managed total revenue	$24,848	$23,758	$6,479	$6,238	$6,244	$5,887	$6,253

% of average managed outstandings	13.0%	13.3%	13.0%	12.8%	13.3%	12.8%	13.4%

Held provision for credit losses	$4,727	$4,909	$1,585	$1,032	$956	$1,154	$1,401
Securitizations impact	3,363	4,940	1,023	908	778	654	1,493

Managed credit impact	$8,090	$9,849	$2,608	$1,940	$1,734	$1,808	$2,894

% of average managed outstandings	4.2%	5.5%	5.2%	4.0%	3.7%	3.9%	6.2%

Held noninterest expense	$7,827	$8,860	$2,011	$1,956	$1,844	$2,016	$2,367
Securitizations impact	—	—	—	—	—	—	—

Managed noninterest expense	$7,827	$8,860	$2,011	$1,956	$1,844	$2,016	$2,367

% of average managed outstandings	4.1%	4.9%	4.0%	4.0%	3.9%	4.4%	5.1%

Held income before income taxes	$8,931	$5,049	$1,860	$2,342	$2,666	$2,063	$992
Securitizations impact	—	—	—	—	—	—	—

Managed income before income taxes	$8,931	$5,049	$1,860	$2,342	$2,666	$2,063	$992

% of average managed outstandings	4.7%	2.8%	3.7%	4.8%	5.7%	4.5%	2.1%

Shareholder Value Added - Managed	$1,847	$(182)	$238	$524	$725	$360	$(235)

Merchant Acquiring Business:
Processing volume	$373,923	$352,938	$91,326	$97,044	$97,229	$88,324	$101,601
Total transactions (units in thousands)	8,131	7,416	2,074	2,101	2,069	1,887	2,058

(1)	Card Services includes U.S. Consumer and Business Card, Unsecured Lending, International Card Operations and Merchant Services.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Card Services Results - Pro Forma View continued

(Dollars in millions)

	Year Ended December 31		Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
	2006	2005	2006	2006	2006	2006	2005
Key Measures - Card Services Data (1)

Loans
Period End:
On-balance sheet	$101,532	$96,756	$101,532	$96,173	$93,217	$90,533	$96,756
Securitizations impact	101,865	92,481	101,865	98,683	96,848	94,359	92,481

Managed	$203,397	$189,237	$203,397	$194,856	$190,065	$184,892	$189,237

Average:
On-balance sheet	$95,256	$87,258	$97,997	$95,948	$93,115	$93,910	$93,216
Securitizations impact	96,238	91,804	99,765	97,371	94,952	92,776	92,040

Managed	$191,494	$179,062	$197,762	$193,319	$188,067	$186,686	$185,256

Credit Quality:
Charge-Offs $:
Held net charge-offs	$3,871	$4,953	$1,195	$1,094	$904	$678	$1,799
Securitizations impact	3,363	4,940	1,023	908	778	654	1,493

Managed card services net losses	$7,234	$9,893	$2,218	$2,002	$1,682	$1,332	$3,292

Charge-Offs %:
Held net charge-offs	4.06%	5.68%	4.84%	4.52%	3.89%	2.93%	7.66%
Securitizations impact	(0.28)	(0.16)	(0.39)	(0.41)	(0.30)	(0.04)	(0.61)

Managed card services net losses	3.78%	5.52%	4.45%	4.11%	3.59%	2.89%	7.05%

30+ Delinquency $:
Held delinquency	$5,433	$3,668	$5,433	$5,123	$4,528	$3,834	$3,668
Securitizations impact	5,067	3,825	5,067	4,429	4,141	4,241	3,825

Managed delinquency	$10,500	$7,493	$10,500	$9,552	$8,669	$8,075	$7,493

30+ Delinquency %:
Held delinquency	5.35%	3.78%	5.35%	5.33%	4.86%	4.23%	3.78%
Securitizations impact	(0.19)	0.18	(0.19)	(0.43)	(0.30)	0.14	0.18

Managed delinquency	5.16%	3.96%	5.16%	4.90%	4.56%	4.37%	3.96%

90+ Delinquency $:
Held delinquency	$2,651	$1,692	$2,651	$2,408	$2,208	$1,752	$1,692
Securitizations impact	2,394	1,777	2,394	1,994	1,980	1,926	1,777

Managed delinquency	$5,045	$3,469	$5,045	$4,402	$4,188	$3,678	$3,469

90+ Delinquency %:
Held delinquency	2.61%	1.74%	2.61%	2.50%	2.37%	1.94%	1.74%
Securitizations impact	(0.13)	0.09	(0.13)	(0.24)	(0.17)	0.05	0.09

Managed delinquency	2.48%	1.83%	2.48%	2.26%	2.20%	1.99%	1.83%

(1)	Card Services includes U.S. Consumer and Business Card, Unsecured Lending, International Card Operations and Merchant Services.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Credit Card Only - GAAP (Purchase View) (1)

(Dollars in millions)

	Year Ended December 31		Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
	2006	2005	2006	2006	2006	2006	2005
Key Measures - Credit Card Data

Loans
Period End:
On-balance sheet	$72,194	$58,548	$72,194	$70,067	$71,566	$72,279	$58,548
Securitizations impact	98,295	2,237	98,295	94,389	90,564	87,154	2,237

Managed	$170,489	$60,785	$170,489	$164,456	$162,130	$159,433	$60,785

Average:
On-balance sheet	$72,979	$53,997	$70,177	$71,963	$73,285	$76,572	$56,858
Securitizations impact	90,430	5,051	95,815	92,175	88,032	85,566	2,865

Managed	$163,409	$59,048	$165,992	$164,138	$161,317	$162,138	$59,723

Credit Quality
Charge-Offs $:
Held net charge-offs	$3,319	$3,652	$963	$923	$780	$653	$1,366
Securitizations impact	3,055	434	943	825	694	593	63

Managed credit card net losses	$6,374	$4,086	$1,906	$1,748	$1,474	$1,246	$1,429

Charge-Offs %:
Held net charge-offs	4.55%	6.76%	5.44%	5.09%	4.27%	3.46%	9.53%
Securitizations impact	(0.65)	0.16	(0.88)	(0.86)	(0.60)	(0.34)	(0.04)

Managed credit card net losses	3.90%	6.92%	4.56%	4.23%	3.67%	3.12%	9.49%

30+ Delinquency $:
Held delinquency	$4,347	$2,496	$4,347	$4,234	$3,874	$3,306	$2,496
Securitizations impact	4,815	42	4,815	4,152	3,831	3,924	42

Managed delinquency	$9,162	$2,538	$9,162	$8,386	$7,705	$7,230	$2,538

30+ Delinquency %:
Held delinquency	6.02%	4.26%	6.02%	6.04%	5.41%	4.57%	4.26%
Securitizations impact	(0.65)	(0.08)	(0.65)	(0.94)	(0.66)	(0.03)	(0.08)

Managed delinquency	5.37%	4.18%	5.37%	5.10%	4.75%	4.54%	4.18%

90+ Delinquency $:
Held delinquency	$2,175	$1,197	$2,175	$2,036	$1,919	$1,540	$1,197
Securitizations impact	2,261	20	2,261	1,860	1,826	1,767	20

Managed delinquency	$4,436	$1,217	$4,436	$3,896	$3,745	$3,307	$1,217

90+ Delinquency %:
Held delinquency	3.01%	2.05%	3.01%	2.91%	2.68%	2.13%	2.05%
Securitizations impact	(0.41)	(0.05)	(0.41)	(0.54)	(0.37)	(0.06)	(0.05)

Managed delinquency	2.60%	2.00%	2.60%	2.37%	2.31%	2.07%	2.00%

(1)	Credit Card includes U.S. Consumer Card and foreign credit card. Does not include Business Credit Card.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Credit Card Only - Pro Forma View (1)

(Dollars in millions)

	Year Ended December 31		Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
	2006	2005	2006	2006	2006	2006	2005
Key Measures - Credit Card Data

Loans
Period End:
On-balance sheet	$72,194	$79,944	$72,194	$70,067	$71,566	$72,279	$79,944
Securitizations impact	98,295	85,272	98,295	94,389	90,564	87,154	85,272

Managed	$170,489	$165,216	$170,489	$164,456	$162,130	$159,433	$165,216

Average:
On-balance sheet	$72,979	$72,369	$70,177	$71,963	$73,285	$76,572	$76,827
Securitizations impact	90,430	84,906	95,815	92,175	88,032	85,566	84,819

Managed	$163,409	$157,275	$165,992	$164,138	$161,317	$162,138	$161,646

Credit Quality:
Charge-Offs $:
Held net charge-offs	$3,319	$4,323	$963	$923	$780	$653	$1,569
Securitizations impact	3,055	4,409	943	825	694	593	1,312

Managed credit card net losses	$6,374	$8,732	$1,906	$1,748	$1,474	$1,246	$2,881

Charge-Offs %:
Held net charge-offs	4.55%	5.97%	5.44%	5.09%	4.27%	3.46%	8.10%
Securitizations impact	(0.65)	(0.42)	(0.88)	(0.86)	(0.60)	(0.34)	(1.03)

Managed credit card net losses	3.90%	5.55%	4.56%	4.23%	3.67%	3.12%	7.07%

30+ Delinquency $:
Held delinquency	$4,347	$3,204	$4,347	$4,234	$3,874	$3,306	$3,204
Securitizations impact	4,815	3,543	4,815	4,152	3,831	3,924	3,543

Managed delinquency	$9,162	$6,747	$9,162	$8,386	$7,705	$7,230	$6,747

30+ Delinquency %:
Held delinquency	6.02%	4.01%	6.02%	6.04%	5.41%	4.57%	4.01%
Securitizations impact	(0.65)	0.07	(0.65)	(0.94)	(0.66)	(0.03)	0.07

Managed delinquency	5.37%	4.08%	5.37%	5.10%	4.75%	4.54%	4.08%

90+ Delinquency $:
Held delinquency	$2,175	$1,508	$2,175	$2,036	$1,919	$1,540	$1,508
Securitizations impact	2,261	1,642	2,261	1,860	1,826	1,767	1,642

Managed delinquency	$4,436	$3,150	$4,436	$3,896	$3,745	$3,307	$3,150

90+ Delinquency %:
Held delinquency	3.01%	1.89%	3.01%	2.91%	2.68%	2.13%	1.89%
Securitizations impact	(0.41)	0.02	(0.41)	(0.54)	(0.37)	(0.06)	0.02

Managed delinquency	2.60%	1.91%	2.60%	2.37%	2.31%	2.07%	1.91%

(1)	Credit Card includes U.S. Consumer Card and foreign credit card. Does not include Business Credit Card.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Card Services Results - Reconciliation - GAAP (Purchase View) to Pro Forma

(Dollars in millions)

Card Services Data (1)	Fourth Quarter 2005			Year Ended December 31, 2005
	Bank of America	Adjustments to include MBNA (2)	Combined	Bank of America	Adjustments to include MBNA (2)	Combined

Income Statement Data
Held total revenue	$2,245	$2,515	$4,760	$8,590	$10,228	$18,818
Securitizations impact	63	1,430	1,493	434	4,506	4,940

Managed total revenue	$2,308	$3,945	$6,253	$9,024	$14,734	$23,758

Held provision for credit losses	$1,191	$210	$1,401	$3,999	$910	$4,909
Securitizations impact	63	1,430	1,493	434	4,506	4,940

Managed credit impact	$1,254	$1,640	$2,894	$4,433	$5,416	$9,849

Held noninterest expense	$711	$1,656	$2,367	$2,968	$5,892	$8,860
Securitizations impact	—	—	—	—	—	—

Managed noninterest expense	$711	$1,656	$2,367	$2,968	$5,892	$8,860

Held income before income taxes	$343	$649	$992	$1,623	$3,426	$5,049
Securitizations impact	—	—	—	—	—	—

Managed income before income taxes	$343	$649	$992	$1,623	$3,426	$5,049

(1)	Card Services includes U.S. Consumer and Business Card, Unsecured Lending, International Card Operations and Merchant Services.
(2)	Reflects historical MBNA amounts as well as purchase accounting adjustments which were allocated to the business segments and All Other primarily based on how the assets acquired and liabilities assumed in the MBNA merger were allocated to the respective business segments and All Other. See also Notes to Unaudited Pro Forma Condensed Combined Financial Information in Form 8-K filed on April 10, 2006.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Card Services Results - Reconciliation - GAAP (Purchase View) to Pro Forma continued

(Dollars in millions)

Card Services Data (2)	Fourth Quarter 2005			Year Ended December 31, 2005
	Bank of America	Adjustments to include MBNA (1)	Combined	Bank of America	Adjustments to include MBNA (1)	Combined

Loans
Period End:
On-balance sheet	$61,397	$35,359	$96,756	$61,397	$35,359	$96,756
Securitizations impact	2,239	90,242	92,481	2,239	90,242	92,481

Managed	$63,636	$125,601	$189,237	$63,636	$125,601	$189,237

Average:
On-balance sheet	$59,479	$33,737	$93,216	$56,072	$31,186	$87,258
Securitizations impact	2,865	89,175	92,040	5,051	86,753	91,804

Managed	$62,344	$122,912	$185,256	$61,123	$117,939	$179,062

Credit Card Data (3)	Fourth Quarter 2005			Year Ended December 31, 2005
	Bank of America	Adjustments to include MBNA (1)	Combined	Bank of America	Adjustments to include MBNA (1)	Combined

Loans
Period End:
On-balance sheet	$58,548	$21,396	$79,944	$58,548	$21,396	$79,944
Securitizations impact	2,237	83,035	85,272	2,237	83,035	85,272

Managed	$60,785	$104,431	$165,216	$60,785	$104,431	$165,216

Average:
On-balance sheet	$56,858	$19,969	$76,827	$53,997	$18,372	$72,369
Securitizations impact	2,865	81,954	84,819	5,051	79,855	84,906

Managed	$59,723	$101,923	$161,646	$59,048	$98,227	$157,275

(1)	Reflects historical MBNA amounts as well as purchase accounting adjustments which were allocated to the business segments and All Other primarily based on how the assets acquired and liabilities assumed in the MBNA merger were allocated to the respective business segments and All Other. See also Notes to Unaudited Pro Forma Condensed Combined Financial Information in Form 8-K filed on April 10, 2006.
(2)	Card Services includes U.S. Consumer and Business Card, Unsecured Lending, International Card Operations and Merchant Services.
(3)	Credit Card includes U.S. Consumer Card and foreign credit card. Does not include Business Credit Card.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Global Corporate and Investment Banking Segment Results

(Dollars in millions)

	Year Ended December 31		Fourth Quarter 2006	Third Quarter 2006	Second Quarter 2006	First Quarter 2006	Fourth Quarter 2005
	2006	2005
Net interest income (1)	$10,693	$11,156	$2,624	$2,643	$2,708	$2,718	$2,771
Noninterest income
Service charges	2,777	2,618	677	710	703	687	641
Investment and brokerage services	1,027	1,046	226	252	277	272	271
Investment banking income	2,477	1,892	756	554	645	522	547
Trading account profits	3,028	1,770	437	711	872	1,008	307
All other income	2,689	2,118	678	1,145	508	358	421

Total noninterest income	11,998	9,444	2,774	3,372	3,005	2,847	2,187

Total revenue (1)	22,691	20,600	5,398	6,015	5,713	5,565	4,958

Provision for credit losses	(6)	(291)	(108)	22	41	39	97
Gains (losses) on sales of debt securities	53	263	19	14	(3)	23	95
Noninterest expense	11,998	11,133	3,045	2,965	2,957	3,031	2,967

Income before income taxes (1)	10,752	10,021	2,480	3,042	2,712	2,518	1,989
Income tax expense	3,960	3,637	909	1,120	999	932	707

Net income	$6,792	$6,384	$1,571	$1,922	$1,713	$1,586	$1,282

Shareholder value added	$2,349	$1,966	$484	$828	$571	$466	$152
Net interest yield (1)	1.71%	2.03%	1.57%	1.65%	1.77%	1.88%	1.92%
Return on average equity	16.21	15.28	15.33	18.63	15.92	15.02	11.99
Efficiency ratio (1)	52.87	54.04	56.41	49.30	51.75	54.46	59.84

Balance Sheet
Average
Total loans and leases	$243,282	$214,818	$246,608	$246,419	$243,140	$236,818	$228,999
Total trading-related assets	338,364	314,568	361,627	340,952	332,688	317,675	317,970
Total earning assets	625,212	550,620	663,112	636,614	613,246	586,916	571,099
Total assets	706,906	633,253	743,094	715,588	700,237	667,783	654,655
Total deposits	205,652	189,860	212,707	206,576	205,263	197,890	192,771
Allocated equity	41,892	41,773	40,656	40,941	43,179	42,824	42,412

Period End
Total loans and leases	$246,490	$232,631	$246,490	$243,410	$246,287	$239,066	$232,631
Total trading-related assets	309,321	291,267	309,321	296,504	294,435	268,932	291,267
Total earning assets	605,153	553,390	605,153	592,702	584,249	546,058	553,390
Total assets	689,248	633,362	689,248	675,898	666,070	630,946	633,362
Total deposits	216,875	198,352	216,875	199,737	203,138	198,576	198,352

(1)	Fully taxable-equivalent basis

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Global Corporate and Investment Banking Business Results

(Dollars in millions)

	Three Months Ended December 31, 2006
	Total	Business Lending	Capital Markets and Advisory Services	Treasury Services	ALM/ Other
Net interest income (1)	$2,624	$1,138	$486	$970	$30
Noninterest income
Service charges	677	128	29	493	27
Investment and brokerage services	226	1	209	8	8
Investment banking income	756	—	756	—	—
Trading account profits	437	9	388	12	28
All other income	678	112	140	197	229

Total noninterest income	2,774	250	1,522	710	292

Total revenue (1)	5,398	1,388	2,008	1,680	322

Provision for credit losses	(108)	(85)	6	(2)	(27)
Gains on sales of debt securities	19	5	10	—	4
Noninterest expense	3,045	550	1,401	818	276

Income before income taxes (1)	2,480	928	611	864	77
Income tax expense	909	343	226	320	20

Net income	$1,571	$585	$385	$544	$57

Shareholder value added	$484	$207	$95	$362	$(180)
Net interest yield (1)	1.57%	1.91%	n/m	2.83%	n/m
Return on average equity	15.33	15.76	14.52%	31.39	n/m
Efficiency ratio (1)	56.41	39.56	69.78	48.69	n/m
Period end - total assets (2)	$689,248	$246,414	$384,151	$166,503	n/m

	Three Months Ended December 31, 2005
	Total	Business Lending	Capital Markets and Advisory Services	Treasury Services	ALM/ Other
Net interest income (1)	$2,771	$1,194	$421	$962	$194
Noninterest income
Service charges	641	119	30	448	44
Investment and brokerage services	271	4	225	7	35
Investment banking income	547	—	547	—	—
Trading account profits	307	8	256	11	32
All other income	421	90	64	172	95

Total noninterest income	2,187	221	1,122	638	206

Total revenue (1)	4,958	1,415	1,543	1,600	400

Provision for credit losses	97	207	(12)	—	(98)
Gains on sales of debt securities	95	—	32	—	63
Noninterest expense	2,967	523	1,280	790	374

Income before income taxes (1)	1,989	685	307	810	187
Income tax expense	707	246	107	292	62

Net income	$1,282	$439	$200	$518	$125

Shareholder value added	$152	$40	$(87)	$315	$(116)
Net interest yield (1)	1.92%	2.20%	n/m	2.63%	n/m
Return on average equity	11.99	11.19	7.62%	26.68	n/m
Efficiency ratio (1)	59.84	36.96	83.03	49.33	n/m
Period end - total assets (2)	$633,362	$227,523	$338,190	$170,601	n/m

(1)	Fully taxable-equivalent basis
(2)	Total Assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Global Corporate and Investment Banking Business Results

(Dollars in millions)

	Year Ended December 31, 2006
	Total	Business Lending	Capital Markets and Advisory Services	Treasury Services	ALM/ Other
Net interest income (1)	$10,693	$4,605	$1,651	$3,880	$557
Noninterest income
Service charges	2,777	501	120	1,995	161
Investment and brokerage services	1,027	15	867	33	112
Investment banking income	2,477	—	2,476	—	1
Trading account profits	3,028	54	2,748	48	178
All other income	2,689	507	338	734	1,110

Total noninterest income	11,998	1,077	6,549	2,810	1,562

Total revenue (1)	22,691	5,682	8,200	6,690	2,119

Provision for credit losses	(6)	3	14	(2)	(21)
Gains on sales of debt securities	53	13	22	—	18
Noninterest expense	11,998	2,153	5,524	3,248	1,073

Income before income taxes (1)	10,752	3,539	2,684	3,444	1,085
Income tax expense	3,960	1,310	993	1,274	383

Net income	$6,792	$2,229	$1,691	$2,170	$702

Shareholder value added	$2,349	$623	$517	$1,431	$(222)
Net interest yield (1)	1.71%	2.00%	n/m	2.85%	n/m
Return on average equity	16.21	14.23	15.76%	30.76	n/m
Efficiency ratio (1)	52.87	37.89	67.36	48.55	n/m
Period end - total assets (2)	$689,248	$246,414	$384,151	$166,503	n/m

	Year Ended December 31, 2005
	Total	Business Lending	Capital Markets and Advisory Services	Treasury Services	ALM/ Other
Net interest income (1)	$11,156	$4,825	$1,938	$3,375	$1,018
Noninterest income
Service charges	2,618	474	111	1,866	167
Investment and brokerage services	1,046	17	876	28	125
Investment banking income	1,892	—	1,891	—	1
Trading account profits	1,770	(28)	1,618	63	117
All other income	2,118	769	329	676	344

Total noninterest income	9,444	1,232	4,825	2,633	754

Total revenue (1)	20,600	6,057	6,763	6,008	1,772

Provision for credit losses	(291)	67	(27)	(4)	(327)
Gains on sales of debt securities	263	62	55	—	146
Noninterest expense	11,133	2,010	4,754	3,149	1,220

Income before income taxes (1)	10,021	4,042	2,091	2,863	1,025
Income tax expense	3,637	1,448	745	1,030	414

Net income	$6,384	$2,594	$1,346	$1,833	$611

Shareholder value added	$1,966	$1,031	$265	$1,128	$(458)
Net interest yield (1)	2.03%	2.36%	n/m	2.37%	n/m
Return on average equity	15.28	16.92	13.61%	27.06	n/m
Efficiency ratio (1)	54.04	33.18	70.30	52.41	n/m
Period end - total assets (2)	$633,362	$227,523	$338,190	$170,601	n/m

(1)	Fully taxable-equivalent basis
(2)	Total Assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Global Corporate and Investment Banking - Business Lending Key Indicators

(Dollars in millions)

	Year Ended December 31		Fourth Quarter 2006	Third Quarter 2006	Second Quarter 2006	First Quarter 2006	Fourth Quarter 2005
	2006	2005
Business lending revenue (1)
Corporate lending (2)	$768	$1,347	$172	$198	$223	$175	$248
Commercial lending	4,206	4,093	1,047	1,015	1,117	1,027	981
Consumer indirect lending	721	679	174	183	184	180	186

Total revenue	$5,695	$6,119	$1,393	$1,396	$1,524	$1,382	$1,415

Business lending margin
Corporate lending	1.32%	1.73%	1.34%	1.25%	1.36%	1.35%	1.53%
Commercial lending	1.61	1.78	1.51	1.57	1.66	1.71	1.70
Consumer indirect lending	1.80	2.11	1.79	1.76	1.79	1.87	2.01

Provision
Corporate lending	$(203)	$(220)	$(96)	$(21)	$(21)	$(65)	$11
Commercial lending	(67)	21	(59)	9	(22)	5	109
Consumer indirect lending	273	266	70	65	62	76	87

Total provision	$3	$67	$(85)	$53	$19	$16	$207

Credit quality (% vs. loans) (3,4)
Criticized assets
Corporate lending	$1,314	$1,602	$1,314	$1,477	$1,473	$1,593	$1,602
	1.80%	2.27%	1.80%	1.97%	1.96%	2.23%	2.27%
Commercial lending	$4,971	$4,633	$4,971	$5,132	$4,609	$4,540	$4,633
	2.85%	2.82%	2.85%	2.99%	2.72%	2.75%	2.82%

Total	$6,285	$6,235	$6,285	$6,609	$6,082	$6,133	$6,235
	2.54%	2.66%	2.54%	2.68%	2.49%	2.59%	2.66%
Nonperforming assets
Corporate lending	$138	$182	$138	$143	$165	$178	$182
	0.37%	0.48%	0.37%	0.38%	0.44%	0.46%	0.48%
Commercial lending	$487	$430	$487	$402	$463	$474	$430
	0.33%	0.31%	0.33%	0.28%	0.33%	0.34%	0.31%

Total	$625	$612	$625	$545	$628	$652	$612
	0.34%	0.35%	0.34%	0.30%	0.35%	0.37%	0.35%

Average loans and leases by product
Commercial	$111,590	$99,272	$115,197	$112,370	$110,391	$108,319	$104,832
Leases	20,454	20,172	20,908	20,379	20,425	20,096	19,792
Foreign	12,421	9,396	13,110	12,623	12,186	11,748	10,473
Real estate	34,800	32,621	34,422	35,195	34,803	34,778	34,209
Consumer	34,701	28,812	35,362	35,706	34,128	33,579	32,307
Other	2,208	2,421	2,169	2,167	2,216	2,279	2,334

Total average loans and leases	$216,174	$192,694	$221,168	$218,440	$214,149	$210,799	$203,947

(1) Includes Gains (Losses) on Sales of Debt Securities.
(2) Total corporate lending revenue	$768	$1,347	$172	$198	$223	$175	$248
Less: impact of credit mitigation	(222)	179	(63)	(36)	(39)	(84)	(36)

Corporate lending revenues excluding credit mitigation	$990	$1,168	$235	$234	$262	$259	$284

(3)    Criticized assets correspond to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The criticized assets are on an end-of-period basis and are also shown as a percentage of total commercial utilized credit exposure, including loans and leases, stand by letters of credit, and financial guarantees, derivative assets, assets held-for-sale and commercial letters of credit.

(4)    Nonperforming assets are on an end-of-period basis and defined as nonperforming loans and leases plus foreclosed properties. The nonperforming ratio is nonperforming assets divided by commercial loans and leases plus commercial foreclosed properties.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated.

This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Global Corporate and Investment Banking - Capital Markets and Advisory Services Key Indicators

(Dollars in millions)

	Year Ended December 31		Fourth Quarter 2006	Third Quarter 2006	Second Quarter 2006	First Quarter 2006	Fourth Quarter 2005
	2006	2005
Investment banking income
Advisory fees	$338	$295	$123	$85	$54	$76	$73
Debt underwriting	1,822	1,323	549	417	476	380	390
Equity underwriting	316	273	84	52	114	66	84

Total investment banking income	2,476	1,891	756	554	644	522	547

Sales and trading
Fixed income:
Liquid products	2,021	1,890	414	401	612	594	454
Credit products	825	634	147	238	141	299	64
Structured products	1,449	1,033	346	373	382	348	271

Total fixed income	4,295	3,557	907	1,012	1,135	1,241	789

Equity income	1,451	1,370	355	310	340	446	239

Total sales and trading	5,746	4,927	1,262	1,322	1,475	1,687	1,028

Total capital markets and advisory services revenue (1)	$8,222	$6,818	$2,018	$1,876	$2,119	$2,209	$1,575

Balance sheet (average)
Trading account securities	$142,009	$130,547	$163,809	$143,250	$130,272	$130,323	$136,058
Reverse repurchases	73,411	72,757	74,803	73,136	70,571	75,141	75,229
Securities borrowed	97,077	85,113	98,372	98,375	102,759	88,682	79,993
Derivative assets	22,161	22,096	21,437	22,040	25,259	19,894	21,918

Trading-related assets	$334,658	$310,513	$358,421	$336,801	$328,861	$314,040	$313,198

Sales credits from secondary trading
Liquid products	$943	$813	$244	$223	$246	$230	$197
Credit products	847	657	249	209	205	184	160
Structured products	666	565	170	158	176	162	128
Equities	814	826	194	193	206	221	211

Total	$3,270	$2,861	$857	$783	$833	$797	$696

Volatility of product revenues- 1 std dev
Liquid products	$7.1	$9.4	$7.2	$7.8	$6.6	$5.9	$7.0
Credit products	3.3	7.8	2.9	2.5	3.6	3.3	4.1
Structured products	5.1	4.9	4.9	4.6	5.5	5.4	5.1
Equities	4.5	5.6	4.2	3.6	5.5	4.0	3.7
Total	10.7	15.8	12.1	9.3	10.9	8.8	12.2

(1)	Includes Gains (Losses) on Sales of Debt Securities.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Global Corporate & Investment Banking Strategic Progress

Banc of America Securities Market Share and Industry Ranking
Syndicated loans #2
18.7%
18.3%
Leveraged loans #2
15.5%
15.6%
Mergers & acquisitions #9
13.4%
12.0%
Investment grade debt #3
10.0%
7.6%
Convertible debt #5
9.1%
7.6%
High-yield debt #6
8.2%
12.0%
Mortgage-backed securities #7
6.0%
6.4%
Asset-backed securities #8
5.8%
5.8%
Public finance #9
4.6%
4.9%
Common stock underwriting #10
3.2%
3.4%
YTD 06
YTD 05
0%
5%
10%
15%
20%
25%

Source: Thomson Financial except Syndicated Loans and Leveraged Loans from Loan Pricing Corporation.

Significant U.S. market share gains

•	#1 in leveraged loans, ranked by number of deals

•	Top 5 rankings in:

Syndicated loans

Leveraged loans

Investment grade debt

Convertible debt

•	Highest year-end ranking for investment grade debt at #3

•	M&A market share for YTD 05 includes MBNA; market share without MBNA is 9.2%

This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Global Wealth and Investment Management Segment Results (1)

(Dollars in millions, except as noted)

	Year Ended December 31		Fourth Quarter 2006	Third Quarter 2006	Second Quarter 2006	First Quarter 2006	Fourth Quarter 2005
	2006	2005
Net interest income (2)	$3,881	$3,820	$971	$943	$986	$981	$1,001
Noninterest income
Investment and brokerage services	3,449	3,140	903	843	870	833	792
All other income	449	356	114	82	99	154	98

Total noninterest income	3,898	3,496	1,017	925	969	987	890

Total revenue (2)	7,779	7,316	1,988	1,868	1,955	1,968	1,891

Provision for credit losses	(40)	(7)	2	(1)	(40)	(1)	1
Noninterest expense	4,005	3,710	1,030	992	991	992	948

Income before income taxes (2)	3,814	3,613	956	877	1,004	977	942
Income tax expense	1,411	1,297	354	324	370	363	336

Net income	$2,403	$2,316	$602	$553	$634	$614	$606

Shareholder value added	$1,340	$1,263	$331	$291	$382	$336	$322
Net interest yield (2)	3.29%	3.19%	3.16%	3.22%	3.39%	3.41%	3.38%
Return on average equity	23.20	22.52	22.80	21.68	25.76	22.69	21.97
Efficiency ratio (2)	51.48	50.72	51.80	53.12	50.68	50.39	50.09

Balance Sheet
Average
Total loans and leases	$61,497	$54,102	$64,465	$62,271	$60,412	$58,766	$57,187
Total earning assets (3)	117,916	119,607	122,147	116,124	116,571	116,784	117,534
Total assets (3)	125,663	127,394	129,904	123,796	124,345	124,571	125,312
Total deposits	115,071	117,338	118,527	113,529	114,195	114,001	114,859
Allocated equity	10,358	10,284	10,481	10,115	9,867	10,975	10,954

Period End
Total loans and leases	$66,034	$58,380	$66,034	$63,301	$61,602	$59,512	$58,380
Total earning assets (3)	129,589	121,269	129,589	117,258	115,200	117,779	121,269
Total assets (3)	137,739	129,232	137,739	125,247	123,119	125,799	129,232
Total deposits	125,622	115,454	125,622	114,721	113,222	115,290	115,454

Client Assets
Assets under management	$542,977	$482,394	$542,977	$517,055	$500,144	$493,930	$482,394
Client brokerage assets	184,141	161,692	184,141	175,873	169,532	170,600	161,692
Assets in custody	100,982	94,184	100,982	93,156	95,128	96,934	94,184
Less: Client brokerage assets and assets in custody included in assets under management	(37,788)	(29,801)	(37,788)	(36,852)	(34,275)	(34,469)	(29,801)

Total net client assets	$790,312	$708,469	$790,312	$749,232	$730,529	$726,995	$708,469

(1)	Global Wealth and Investment Management services clients through three primary businesses: The Private Bank, Columbia Management, and Premier Banking and Investments. In addition, ALM/Other includes the results of ALM activities and other Global Wealth and Investment Management businesses.
(2)	Fully taxable-equivalent basis
(3)	Total earning assets and Total Assets include asset allocations to match liabilities (i.e., deposits).

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Global Wealth and Investment Management Business Results

(Dollars in millions)

	Three Months Ended December 31, 2006
	Total	Private Bank	Columbia Management	Premier Banking and Investments	ALM/ Other (1)
Net interest income (2)	$971	$254	$(3)	$491	$229
Noninterest income
Investment and brokerage services	903	246	417	202	38
All other income	114	12	5	35	62

Total noninterest income	1,017	258	422	237	100

Total revenue (2)	1,988	512	419	728	329

Provision for credit losses	2	—	—	3	(1)
Noninterest expense	1,030	325	274	349	82

Income before income taxes (2)	956	187	145	376	248
Income tax expense	354	69	53	139	93

Net income	$602	$118	$92	$237	$155

Shareholder value added	$331	$47	$57	$141	$86
Net interest yield (2)	3.16%	3.13%	n/m	3.94%	n/m
Return on average equity	22.80	16.99	22.10%	26.16	n/m
Efficiency ratio (2)	51.80	63.51	65.36	47.94	n/m
Period end - total assets (3)	$137,739	$34,047	$3,082	$54,034	n/m

	Three Months Ended December 31, 2005
	Total	Private Bank	Columbia Management	Premier Banking and Investments	ALM/ Other (1)
Net interest income (2)	$1,001	$260	$(2)	$505	$238
Noninterest income
Investment and brokerage services	792	243	345	168	36
All other income	98	18	9	36	35

Total noninterest income	890	261	354	204	71

Total revenue (2)	1,891	521	352	709	309

Provision for credit losses	1	(3)	—	4	—
Noninterest expense	948	318	233	310	87

Income before income taxes (2)	942	206	119	395	222
Income tax expense	336	74	43	142	77

Net income	$606	$132	$76	$253	$145

Shareholder value added	$322	$78	$38	$153	$53
Net interest yield (2)	3.38%	3.39%	n/m	3.74%	n/m
Return on average equity	21.97	24.35	17.34%	27.01	n/m
Efficiency ratio (2)	50.09	61.13	66.18	43.72	n/m
Period end - total assets (3)	$129,232	$31,736	$2,686	$60,055	n/m

(1)	Reflects Premier Banking and Investments cumulative migration which increased average deposits $50.6 billion and $44.0 billion for the three months ended December 31, 2006 and 2005.
(2)	Fully taxable-equivalent basis
(3)	Total Assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Global Wealth and Investment Management Business Results

(Dollars in millions)

	Year Ended December 31, 2006
	Total	Private Bank	Columbia Management	Premier Banking and Investments	ALM/ Other (1)
Net interest income (2)	$3,881	$1,000	$(37)	$2,000	$918
Noninterest income
Investment and brokerage services	3,449	1,014	1,532	752	151
All other income	449	84	43	126	196

Total noninterest income	3,898	1,098	1,575	878	347

Total revenue (2)	7,779	2,098	1,538	2,878	1,265

Provision for credit losses	(40)	(52)	—	13	(1)
Noninterest expense	4,005	1,273	1,007	1,361	364

Income before income taxes (2)	3,814	877	531	1,504	902
Income tax expense	1,411	324	196	556	335

Net income	$2,403	$553	$335	$948	$567

Shareholder value added	$1,340	$302	$196	$574	$268
Net interest yield (2)	3.29%	3.20%	n/m	4.09%	n/m
Return on average equity	23.20	22.46	20.66%	26.89	n/m
Efficiency ratio (2)	51.48	60.69	65.49	47.29	n/m
Period end - total assets (3)	$137,739	$34,047	$3,082	$54,034	n/m

	Year Ended December 31, 2005
	Total	Private Bank	Columbia Management	Premier Banking and Investments	ALM/ Other (1)
Net interest income (2)	$3,820	$1,008	$6	$1,732	$1,074
Noninterest income
Investment and brokerage services	3,140	1,014	1,321	670	135
All other income	356	65	32	148	111

Total noninterest income	3,496	1,079	1,353	818	246

Total revenue (2)	7,316	2,087	1,359	2,550	1,320

Provision for credit losses	(7)	(23)	—	18	(2)
Noninterest expense	3,710	1,237	902	1,266	305

Income before income taxes (2)	3,613	873	457	1,266	1,017
Income tax expense	1,297	314	165	456	362

Net income	$2,316	$559	$292	$810	$655

Shareholder value added	$1,263	$337	$142	$461	$323
Net interest yield (2)	3.19%	3.37%	n/m	3.13%	n/m
Return on average equity	22.52	25.28	16.95%	24.52	n/m
Efficiency ratio (2)	50.72	59.27	66.37	49.65	n/m
Period end - total assets (3)	$129,232	$31,736	$2,686	$60,055	n/m

(1)	Reflects Premier Banking and Investments cumulative migration which increased average deposits $48.5 billion and $39.3 billion for the years ended December 31, 2006 and 2005.
(2)	Fully taxable-equivalent basis
(3)	Total Assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Global Wealth and Investment Management - Key Indicators

(Dollars in millions, except as noted)

	Year Ended December 31		Fourth Quarter 2006	Third Quarter 2006	Second Quarter 2006	First Quarter 2006	Fourth Quarter 2005
	2006	2005
The Private Bank
Recurring asset management fees	$988	$993	$240	$242	$260	$246	$238
Brokerage commissions	26	21	6	6	8	6	5

Total Investment and Brokerage Services Income	$1,014	$1,014	$246	$248	$268	$252	$243

Assets Under Management	$171,890	$164,032	$171,890	$166,570	$163,680	$165,996	$164,032

Columbia Management
Recurring asset management fees	$1,530	$1,328	$416	$374	$377	$363	$345
Brokerage commissions	2	(7)	1	—	—	1	—

Total Investment and Brokerage Services Income	$1,532	$1,321	$417	$374	$377	$364	$345

Assets Under Management	$433,426	$361,179	$433,426	$410,781	$394,355	$385,896	$361,179

Premier Banking and Investments
Recurring asset management fees	$191	$125	$54	$50	$46	$41	$38
Brokerage commissions	561	545	148	133	142	138	130

Total Investment and Brokerage Services Income	$752	$670	$202	$183	$188	$179	$168

Assets Under Management	$18,640	$13,723	$18,640	$16,804	$16,116	$15,325	$13,723

Number of client managers	2,395	2,104	2,395	2,292	2,196	2,173	2,104
Number of financial advisors	1,954	1,895	1,954	1,903	1,869	1,873	1,895

Total Premier Banking and Investment Client Advisors	4,349	3,999	4,349	4,195	4,065	4,046	3,999

Brokerage Revenue per Financial Advisor (in thousands)	$287	$288	$76	$70	$76	$74	$69

All Other
Recurring asset management fees	$124	$103	$33	$31	$30	$30	$28
Brokerage commissions	27	32	5	7	7	8	8

Total Investment and Brokerage Services Income	$151	$135	$38	$38	$37	$38	$36

Assets Under Management Elimination	$(80,979)	$(56,540)	$(80,979)	$(77,100)	$(74,007)	$(73,287)	$(56,540)

Total Global Wealth and Investment Management
Recurring asset management fees	$2,833	$2,549	$743	$697	$713	$680	$649
Brokerage commissions	616	591	160	146	157	153	143

Total Investment and Brokerage Services Income	$3,449	$3,140	$903	$843	$870	$833	$792

Assets Under Management	$542,977	$482,394	$542,977	$517,055	$500,144	$493,930	$482,394

Assets Under Management Rollforward
Beginning Balance	$482,394	$451,491	$517,055	$500,144	$493,930	$482,394	$457,398
Net flows	37,873	24,471	16,605	10,901	10,693	(326)	23,297
Market valuation/other	22,710	6,432	9,317	6,010	(4,479)	11,862	1,699

Ending Balance	$542,977	$482,394	$542,977	$517,055	$500,144	$493,930	$482,394

Assets Under Management Mix
Money market/other	$208,549	$184,846	$208,549	$198,385	$192,325	$182,384	$184,846
Fixed income	86,665	82,925	86,665	87,125	83,699	82,134	82,925
Equity	247,763	214,623	247,763	231,545	224,120	229,412	214,623

Total Assets Under Management	$542,977	$482,394	$542,977	$517,055	$500,144	$493,930	$482,394

% of Assets Under Management in 4 and 5 Star Funds (1)	57%	56%	57%	61%	59%	56%	56%
% of Assets Under Management in 1st and 2nd Quartiles (2)	73	78	73	88	85	82	78
Client Brokerage Assets
Total brokerage assets	$184,141	$161,692	$184,141	$175,873	$169,532	$170,600	$161,692

(1)	Results shown are defined by Columbia Management’s calculation using Morningstar’s Overall Rating criteria for 4 & 5 star rating. The assets under management of the Columbia Funds that had a 4 & 5 star rating were totaled then divided by the assets under management of all the funds in the ranking.

©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future results.

(2)	Results shown are defined by Columbia Management’s calculation of its percentage of assets under management in the top two quartiles of categories based on Morningstar (Equity categories, Lipper ( Fixed Income categories) iMoneyNet (Money Market categories). The category percentile rank was calculated by ranking the three year gross return of share classes within the categories stated above. The assets of the number of funds within the top 2 quartile results were added and then divided by Columbia Management’s total assets under management. Had fees been included, rankings would have been lower. Past performance is no guarantee of future results.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

All Other Results (1)

(Dollars in millions)

	Year Ended December 31		Fourth Quarter 2006	Third Quarter 2006	Second Quarter 2006	First Quarter 2006	Fourth Quarter 2005
	2006	2005
Net interest income (2)	$141	$(305)	$48	$65	$33	$(5)	$(13)
Noninterest income
Equity investment gains	2,866	1,964	1,031	687	577	571	493
All other income	(921)	(975)	(273)	(117)	(233)	(298)	(571)

Total noninterest income	1,945	989	758	570	344	273	(78)

Total revenue (2)	2,086	684	806	635	377	268	(91)

Provision for credit losses	(116)	69	(76)	—	(25)	(15)	11
Gains (losses) on sales of debt securities	(495)	823	2	(483)	(6)	(8)	(23)
Merger and restructuring charges	805	412	244	269	194	98	59
All other noninterest expense	(41)	302	(99)	(93)	33	118	61

Income before income taxes (2)	943	724	739	(24)	169	59	(245)
Income tax expense (benefit)	176	(20)	183	(76)	148	(79)	(182)

Net income	$767	$744	$556	$52	$21	$138	$(63)

Shareholder value added	$(306)	$(953)	$177	$(215)	$(152)	$(116)	$(437)

Balance Sheet
Average
Total loans and leases	$155,566	$124,271	$172,462	$170,942	$144,490	$133,780	$128,152
Total earning assets	197,488	142,863	188,907	220,751	193,519	186,490	159,023
Total assets	243,855	183,002	237,427	268,107	238,243	231,304	199,579
Total deposits	22,200	19,136	23,314	26,378	21,339	17,661	14,676

Period End
Total loans and leases	$187,926	$131,123	$187,926	$166,710	$170,850	$137,111	$131,123
Total earning assets	202,980	155,956	202,980	175,271	217,218	174,281	155,956
Total assets	250,358	197,950	250,358	253,146	262,013	217,209	197,950
Total deposits	23,764	14,763	23,764	20,658	23,664	28,120	14,763

(1)    All Other consists primarily of equity investments, the residual impact of the allowance for credit losses and the cost allocation processes, Merger and Restructuring Charges, intersegment eliminations, and the results of certain consumer finance and commercial lending businesses that are being liquidated.

(2) Fully taxable-equivalent basis

Components of Equity Investment Gains
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2006	Third Quarter 2006	Second Quarter 2006	First Quarter 2006	Fourth Quarter 2005
	2006	2005
Principal Investing	$1,894	$1,500	$547	$604	$417	$326	$404
Corporate and Strategic Investments	972	464	484	83	160	245	89

Total All Other equity investment gains	2,866	1,964	1,031	687	577	571	493
Other equity investment gains (1)	323	248	36	18	122	147	28

Total consolidated equity investment gains	$3,189	$2,212	$1,067	$705	$699	$718	$521

(1)	Other equity investment gains include results from activities within the three business segments.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Outstanding Loans and Leases

(Dollars in millions)

	December 31 2006	September 30 2006	Increase (Decrease) from 9/30/06
Consumer
Residential mortgage	$241,181	$218,918	$22,263
Credit card - domestic	61,195	60,130	1,065
Credit card - foreign	10,999	9,937	1,062
Home equity lines	74,888	71,577	3,311
Direct/Indirect consumer (1)	68,224	62,985	5,239
Other consumer (2)	9,218	10,468	(1,250)

Total consumer	465,705	434,015	31,690

Commercial
Commercial - domestic	161,982	154,578	7,404
Commercial real estate (3)	36,258	37,121	(863)
Commercial lease financing	21,864	21,289	575
Commercial - foreign	20,681	22,146	(1,465)

Total commercial	240,785	235,134	5,651

Total	$706,490	$669,149	$37,341

(1)	Includes home equity loans of $12.8 billion and $10.6 billion at December 31, 2006 and September 30, 2006.
(2)	Includes foreign consumer of $6.2 billion and $7.6 billion; consumer finance of $2.8 billion and $2.9 billion; and reverse mortgages of $284 million and $0 at December 31, 2006 and September 30, 2006.
(3)	Includes domestic commercial real estate loans of $35.7 billion and $36.4 billion; and foreign commercial real estate loans of $578 million and $768 million at December 31, 2006 and September 30, 2006.

This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Commercial Credit Exposure by Industry (1)

(Dollars in millions)

	Commercial Utilized			Commercial Unfunded			Total Commercial
	December 31 2006	September 30 2006	Increase (Decrease)	December 31 2006	September 30 2006	Increase (Decrease)	December 31 2006	September 30 2006	Increase (Decrease)
Real estate (2)	$49,208	$52,791	$(3,583)	$24,286	$22,815	$1,471	$73,494	$75,606	$(2,112)
Diversified financials	24,802	27,074	(2,272)	42,225	40,567	1,658	67,027	67,641	(614)
Retailing	27,226	28,177	(951)	16,839	15,496	1,343	44,065	43,673	392
Government and public education	22,495	21,589	906	16,759	16,095	664	39,254	37,684	1,570
Capital goods	16,804	16,332	472	20,539	18,810	1,729	37,343	35,142	2,201
Banks	26,405	24,607	1,798	10,330	10,078	252	36,735	34,685	2,050
Consumer services	19,108	18,421	687	13,545	12,243	1,302	32,653	30,664	1,989
Healthcare equipment and services	15,787	15,245	542	15,308	11,874	3,434	31,095	27,119	3,976
Individuals and trusts	18,792	18,720	72	10,375	10,134	241	29,167	28,854	313
Materials	15,882	15,710	172	12,815	12,131	684	28,697	27,841	856
Commercial services and supplies	15,204	14,243	961	8,317	8,118	199	23,521	22,361	1,160
Food, beverage and tobacco	11,341	10,675	666	9,740	8,946	794	21,081	19,621	1,460
Media	8,659	6,379	2,280	10,397	8,763	1,634	19,056	15,142	3,914
Energy	9,350	9,516	(166)	9,055	8,509	546	18,405	18,025	380
Utilities	4,951	6,714	(1,763)	12,270	11,007	1,263	17,221	17,721	(500)
Transportation	11,451	11,142	309	5,749	5,997	(248)	17,200	17,139	61
Insurance	6,573	6,646	(73)	8,941	10,101	(1,160)	15,514	16,747	(1,233)
Religious and social organizations	7,840	7,817	23	2,668	2,747	(79)	10,508	10,564	(56)
Consumer durables and apparel	4,820	5,147	(327)	4,297	4,367	(70)	9,117	9,514	(397)
Technology hardware and equipment	3,279	2,820	459	4,767	4,393	374	8,046	7,213	833
Telecommunication services	3,513	3,577	(64)	4,416	5,092	(676)	7,929	8,669	(740)
Pharmaceuticals and biotechnology	2,530	3,743	(1,213)	3,759	3,588	171	6,289	7,331	(1,042)
Software and services	2,757	2,364	393	3,449	3,481	(32)	6,206	5,845	361
Automobiles and components	1,529	1,481	48	3,569	3,683	(114)	5,098	5,164	(66)
Food and staples retailing	2,153	2,122	31	2,069	1,960	109	4,222	4,082	140
Household and personal products	720	672	48	1,485	1,375	110	2,205	2,047	158
Semiconductors and semiconductor equipment	802	1,150	(348)	562	554	8	1,364	1,704	(340)
Other	6,396	5,531	865	429	455	(26)	6,825	5,986	839

Total	$340,377	$340,405	$(28)	$278,960	$263,379	$15,581	$619,337	$603,784	$15,553

(1)	Includes loans and leases, standby letters of credit and financial guarantees, derivative assets, assets held-for-sale and commercial letters of credit. Derivative assets are reported on a mark-to-market basis and have been reduced by the amount of cash collateral applied of $7.3 billion and $7.8 billion at December 31, 2006 and September 30, 2006. In addition to cash collateral, derivative assets are also collateralized by $7.6 billion and $7.7 billion of other marketable securities at December 31, 2006 and September 30, 2006 for which the credit risk has not been reduced.

(2)	Industries are viewed from a variety of perspectives to best isolate the perceived risks. For purposes of this table, the real estate industry is defined based upon the borrowers’ or counterparties’ primary business activity using operating cash flow and primary source of repayment as key factors.

This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Net Credit Default Protection by Industry

(Dollars in millions)

	December 31 2006	September 30 2006	Change
Telecommunication services	$(1,104)	$(1,149)	$45
Media	(871)	(971)	100
Real estate	(704)	(785)	81
Materials	(630)	(649)	19
Retailing	(581)	(790)	209
Automobiles and components	(483)	(518)	35
Insurance	(446)	(508)	62
Consumer services	(433)	(573)	140
Banks	(409)	(415)	6
Capital goods	(402)	(412)	10
Commercial services and supplies	(372)	(407)	35
Utilities	(362)	(450)	88
Food, beverage and tobacco	(319)	(348)	29
Healthcare equipment and services	(249)	(317)	68
Energy	(236)	(373)	137
Transportation	(219)	(222)	3
Pharmaceuticals and biotechnology	(181)	(248)	67
Consumer durables and apparel	(170)	(190)	20
Software and services	(126)	(153)	27
Diversified financials	(121)	(45)	(76)
Food and staples retailing	(116)	(201)	85
Technology hardware and equipment	(38)	(5)	(33)
Government and public education	(25)	(30)	5
Semiconductors and semiconductor equipment	(18)	(45)	27
Individuals and trusts	3	3	—
Household and personal products	50	75	(25)
Other (1)	302	661	(359)

Total	$(8,260)	$(9,065)	$805

(1)	Represents net credit default swaps (CDS) index positions, including tranched index exposure, which were principally investment grade. Indices are comprised of corporate credit derivatives that trade as an aggregate index value. Generally, they are grouped into portfolios based on specific ratings of credit quality or global geographic location. As of December 31, 2006 and September 30, 2006, CDS index positions were sold to reflect our current view of the credit markets.

This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Net Credit Default Protection by Maturity Profile

	December 31 2006	September 30 2006
Less than or equal to one year	7%	2%
Greater than one year and less than or equal to five years	46	52
Greater than five years	47	46

Total	100%	100%

Net Credit Default Protection by Credit Exposure Debt Rating (1)

(Dollars in millions)

	December 31, 2006		September 30, 2006
Ratings	Net Notional	Percent	Net Notional	Percent
AAA	$(23)	0.3%	$(13)	0.1%
AA	(237)	2.9	(125)	1.4
A	(2,598)	31.5	(2,699)	29.8
BBB	(3,968)	48.0	(4,946)	54.6
BB	(1,341)	16.2	(1,463)	16.1
B	(334)	4.0	(360)	4.0
CCC and below	(50)	0.6	(112)	1.2
NR (2)	291	(3.5)	653	(7.2)

Total	$(8,260)	100.0%	$(9,065)	100.0%

(1)	In order to mitigate the cost of purchasing credit protection, credit exposure can be added by selling credit protection. The distribution of debt rating for net notional credit default protection purchased is shown as negative amounts and the net notional credit protection sold is shown as positive amounts.
(2)	In addition to unrated names, “NR” includes $302 million and $661 million in net CDS index positions at December 31, 2006 and September 30, 2006. While index positions are principally investment grade, CDS indices include names in and across each of the ratings categories.

This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Selected Emerging Markets (1)

(Dollars in millions)

	Loans and Leases, and Loan Commitments	Other Financing (2)	Derivative Assets (3)	Securities/ Other Investments (4)	Total Cross- border Exposure (5)	Local Country Exposure Net of Local Liabilities (6)	Total Foreign Exposure December 31, 2006	Increase (Decrease) from September 30, 2006
Region/Country
Asia Pacific
China (7)	$236	$48	$88	$3,193	$3,565	$49	$3,614	$105
South Korea	254	546	84	2,493	3,377	—	3,377	309
India	560	423	313	739	2,035	—	2,035	(105)
Singapore	226	9	116	521	872	—	872	136
Hong Kong	345	36	56	427	864	—	864	49
Taiwan	305	52	52	40	449	293	742	(306)
Other Asia Pacific (8)	77	22	10	482	591	—	591	(411)

Total Asia Pacific	2,003	1,136	719	7,895	11,753	342	12,095	(223)

Latin America
Mexico (9)	924	195	204	2,608	3,931	—	3,931	86
Brazil (10)	153	84	26	1,986	2,249	402	2,651	(722)
Chile	221	13	—	9	243	83	326	(259)
Argentina	32	17	—	76	125	127	252	65
Other Latin America (8)	108	131	10	18	267	15	282	(6)

Total Latin America	1,438	440	240	4,697	6,815	627	7,442	(836)

Middle East and Africa (8)	484	261	140	231	1,116	—	1,116	485

Central and Eastern Europe (8)	—	68	21	126	215	—	215	35

Total	$3,925	$1,905	$1,120	$12,949	$19,899	$969	$20,868	$(539)

(1)	There is no generally accepted definition of emerging markets. The definition that we use includes all countries in Latin America excluding Cayman Islands and Bermuda; all countries in Asia Pacific excluding Japan, Australia and New Zealand; all countries in Middle East and Africa; and all countries in Central and Eastern Europe excluding Greece.
(2)	Includes acceptances, standby letters of credit, commercial letters of credit and formal guarantees.
(3)	Derivative assets are reported on a mark-to-market basis and have been reduced by the amount of cash collateral applied of $9 million and $54 million at December 31, 2006 and September 30, 2006. There are less than $1 million of other marketable securities collateralizing derivative assets as of December 31, 2006. There are no other marketable securities collateralizing derivative assets as of September 30, 2006.
(4)	Generally, cross-border resale agreements are presented based on the domicile of the counterparty because the counterparty has the legal obligation for repayment except where the underlying securities are U.S. Treasuries, in which case the domicile is the U.S., and are therefore excluded from this presentation. For regulatory reporting under Federal Financial Institutions Examination Council (FFIEC) guidelines, cross-border resale agreements are presented based on the domicile of the issuer of the securities that are held as collateral.
(5)	Cross-border exposure includes amounts payable to us by borrowers or counterparties with a country of residence other than the one in which the credit is booked, regardless of the currency in which the claim is denominated, consistent with FFIEC reporting rules.
(6)	Local country exposure includes amounts payable to us by borrowers with a country of residence in which the credit is booked, regardless of the currency in which the claim is denominated. Management subtracts local funding or liabilities from local exposures as allowed by the FFIEC. Total amount of available local liabilities funding local country exposure at December 31, 2006 was $20.7 billion compared to $22.7 billion at September 30, 2006. Local liabilities at December 31, 2006 in Asia Pacific and Latin America were $14.1 billion and $6.6 billion, of which $6.6 billion were in Singapore, $3.6 billion in Hong Kong, $2.5 billion in Chile, $1.9 billion in Argentina $1.4 billion in Mexico, $1.2 billion in South Korea, $829 million in India, $784 million in Uruguay, and $669 million in China. There were no other countries with available local liabilities funding local country exposure greater than $500 million.
(7)	Securities/Other Investments include an investment of $3.0 billion in China Construction Bank.
(8)	No country included in Other Asia Pacific, Other Latin America, Middle East and Africa, and Central and Eastern Europe, had total foreign exposure of more than $500 million.
(9)	Securities/Other Investments include an investment of $2.3 billion in Grupo Financiero Santander Serfin.
(10)	Securities/Other Investments include an investment of $1.9 billion in Banco Itau.

This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Nonperforming Assets

(Dollars in millions)

	December 31 2006	September 30 2006	June 30 2006	March 31 2006	December 31 2005
Residential mortgage	$660	$599	$537	$538	$570
Home equity lines	249	175	134	121	117
Direct/Indirect consumer	44	37	35	34	37
Other consumer	77	86	99	92	61

Total consumer	1,030	897	805	785	785

Commercial - domestic	584	544	606	631	581
Commercial real estate	118	68	59	72	49
Commercial lease financing	42	35	43	53	62
Commercial - foreign	13	36	54	43	34

Total commercial	757	683	762	799	726

Total nonperforming loans and leases	1,787	1,580	1,567	1,584	1,511
Foreclosed properties	69	76	74	96	92

Total nonperforming assets (1)	$1,856	$1,656	$1,641	$1,680	$1,603

Loans past due 90 days or more and still accruing	$3,056	$2,719	$2,433	$1,924	$1,455
Nonperforming assets / Total assets	0.13%	0.11%	0.11%	0.12%	0.12%
Nonperforming assets / Total loans, leases and foreclosed properties	0.26	0.25	0.25	0.27	0.28
Nonperforming loans and leases / Total loans and leases	0.25	0.24	0.23	0.26	0.26

Allowance for credit losses:
Allowance for loan and lease losses	$9,016	$8,872	$9,080	$9,067	$8,045
Reserve for unfunded lending commitments	397	388	395	395	395

Total	$9,413	$9,260	$9,475	$9,462	$8,440

Allowance for loan and lease losses / Total loans and leases	1.28%	1.33%	1.36%	1.46%	1.40%
Allowance for loan and lease losses / Total nonperforming loans and leases	505	562	579	572	532

Commercial utilized criticized exposure	$7,661	$7,553	$7,246	$7,262	$7,527
Commercial utilized criticized exposure / Commercial utilized credit exposure	2.25%	2.22%	2.17%	2.26%	2.42%

(1)	Balances do not include $80 million, $99 million, $114 million, $84 million and $69 million of nonperforming loans held-for-sale included in Other Assets at December 31, 2006, September 30, 2006, June 30, 2006, March 31, 2006, and December 31, 2005, respectively.

Loans are classified as domestic or foreign based upon the domicile of the borrower.

Information beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Quarterly Net Charge-offs and Net Charge-off Ratios

(Dollars in millions)

	Fourth Quarter 2006 (1)		Third Quarter 2006(1)		Second Quarter 2006(1)		First Quarter 2006(1)		Fourth Quarter 2005
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Residential mortgage	$9	0.02%	$6	0.01%	$14	0.03%	$10	0.02%	$5	0.01%
Credit card - domestic	884	5.86	853	5.42	723	4.46	634	3.77	1,366	9.53
Credit card - foreign	79	3.03	70	2.94	57	2.72	19	0.94	—	—
Home equity lines	19	0.10	11	0.06	12	0.07	9	0.05	7	0.04
Direct/Indirect consumer	190	1.16	152	0.99	103	0.73	79	0.58	81	0.69
Other consumer	101	3.78	85	3.03	75	2.80	42	1.67	118	7.06

Total consumer	1,282	1.14	1,177	1.07	984	0.97	793	0.82	1,577	1.79

Commercial - domestic	123	0.31	111	0.29	50	0.14	52	0.14	97	0.28
Commercial real estate	1	0.01	2	0.02	1	—	(1)	(0.01)	(3)	(0.03)
Commercial lease financing	12	0.22	—	—	(17)	(0.33)	(23)	(0.45)	(12)	(0.25)
Commercial - foreign	(1)	(0.02)	(13)	(0.21)	5	0.08	1	0.01	(11)	(0.21)

Total commercial	135	0.22	100	0.17	39	0.07	29	0.05	71	0.13

Total net charge-offs	$1,417	0.82	$1,277	0.75	$1,023	0.65	$822	0.54	$1,648	1.16

By Business Segment:
Global Consumer and Small Business Banking	$1,314	2.60%	$1,202	2.46%	$981	2.10%	$763	1.65%	$1,535	4.08%
Global Corporate and Investment Banking	92	0.15	63	0.10	62	0.10	50	0.09	87	0.15
Global Wealth and Investment Management	2	0.01	—	—	(43)	(0.29)	—	—	(1)	(0.01)
All Other	9	0.02	12	0.03	23	0.06	9	0.03	27	0.09

Total net charge-offs	$1,417	0.82	$1,277	0.75	$1,023	0.65	$822	0.54	$1,648	1.16

(1)	Net charge-offs include the impact of SOP 03-3 which decreased net charge-offs on credit card - domestic $11 million, $10 million, $7 million and $71 million, credit card - foreign $4 million, $5 million, $6 million and $38 million, direct/indirect consumer $6 million, $5 million, $7 million and $60 million, other consumer $4 million, $6 million, $3 million and $28 million, and commercial - domestic $0, $0, $4 million and $13 million for the quarters ended December 31, 2006, September 30, 2006, June 30, 2006 and March 31, 2006, respectively. Refer to Exhibit A on page 46 for a reconciliation of net charge-offs and net charge-off ratios to net charge-offs and net charge-off ratios excluding the impact of SOP 03-3.

Loans are classified as domestic or foreign based upon the domicile of the borrower.

Information beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Year-to-Date Net Charge-offs and Net Charge-off Ratios

(Dollars in millions)

	Year Ended December 31
	2006 (1)		2005
	Amount	Percent	Amount	Percent
Residential mortgage	$39	0.02%	$27	0.02%
Credit card - domestic	3,094	4.85	3,652	6.76
Credit card - foreign	225	2.46	—	—
Home equity lines	51	0.07	31	0.05
Direct/Indirect consumer	524	0.88	248	0.55
Other consumer	303	2.83	275	3.99

Total consumer	4,236	1.01	4,233	1.26

Commercial - domestic	336	0.22	170	0.13
Commercial real estate	3	0.01	—	—
Commercial lease financing	(28)	(0.14)	231	1.13
Commercial - foreign	(8)	(0.04)	(72)	(0.39)

Total commercial	303	0.13	329	0.16

Total net charge-offs	$4,539	0.70	$4,562	0.85

By Business Segment:
Global Consumer and Small Business Banking	$4,260	2.22%	$4,100	2.85%
Global Corporate and Investment Banking	267	0.11	361	0.17
Global Wealth and Investment Management	(41)	(0.07)	3	0.01
All Other	53	0.03	98	0.08

Total net charge-offs	$4,539	0.70	$4,562	0.85

(1)	Net charge-offs include the impact of SOP 03-3 which decreased net charge-offs on credit card - domestic $99 million, credit card - foreign $53 million, direct/indirect consumer $78 million, other consumer $41 million and commercial - domestic $17 million for the year ended December 31, 2006. Refer to Exhibit A on page 46 for a reconciliation of net charge-offs and net charge-off ratios to net charge-offs and net charge-off ratios excluding the impact of SOP 03-3.

Loans are classified as domestic or foreign based upon the domicile of the borrower.

Information beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation

Exhibit A

Reconciliation of Net Charge-offs and Net Charge-off Ratios to Net Charge-offs and Net Charge-off Ratios Excluding the Impact of SOP 03-3

Net Charge-offs and Net Charge-off Ratios As Reported

	Year Ended December 31, 2006			Fourth Quarter 2006			Third Quarter 2006			Second Quarter 2006			First Quarter 2006
	Average Outstanding			Average Outstanding			Average Outstanding			Average Outstanding			Average Outstanding
(Dollars in millions)	Amount	Loans and Leases	Percent	Amount	Loans and Leases	Percent (1)	Amount	Loans and Leases	Percent (1)	Amount	Loans and Leases	Percent (1)	Amount	Loans and Leases	Percent (1)
Residential mortgage	$39	$207,879	0.02%	$9	$225,985	0.02%	$6	$222,889	0.01%	$14	$197,228	0.03%	$10	$184,796	0.02%
Credit card - domestic	3,094	63,838	4.85	884	59,802	5.86	853	62,508	5.42	723	64,980	4.46	634	68,169	3.77
Credit card - foreign	225	9,141	2.46	79	10,375	3.03	70	9,455	2.94	57	8,305	2.72	19	8,403	0.94
Home equity lines	51	68,696	0.07	19	73,218	0.10	11	70,075	0.06	12	67,182	0.07	9	64,198	0.05
Direct/Indirect consumer	524	59,597	0.88	190	65,158	1.16	152	61,361	0.99	103	56,715	0.73	79	55,025	0.58
Other consumer	303	10,713	2.83	101	10,606	3.78	85	11,075	3.03	75	10,804	2.80	42	10,357	1.67

Total consumer	4,236	419,864	1.01	1,282	445,144	1.14	1,177	437,363	1.07	984	405,214	0.97	793	390,948	0.82

Commercial - domestic	336	151,231	0.22	123	158,604	0.31	111	153,007	0.29	50	148,445	0.14	52	144,693	0.14
Commercial real estate	3	36,939	0.01	1	36,851	0.01	2	37,471	0.02	1	36,749	—	(1)	36,676	(0.01)
Commercial lease financing	(28)	20,862	(0.14)	12	21,159	0.22	—	20,875	—	(17)	20,896	(0.33)	(23)	20,512	(0.45)
Commercial - foreign	(8)	23,521	(0.04)	(1)	21,840	(0.02)	(13)	24,761	(0.21)	5	24,345	0.08	1	23,139	0.01

Total commercial	303	232,553	0.13	135	238,454	0.22	100	236,114	0.17	39	230,435	0.07	29	225,020	0.05

Total net charge-offs	$4,539	$652,417	0.70	$1,417	$683,598	0.82	$1,277	$673,477	0.75	$1,023	$635,649	0.65	$822	$615,968	0.54

Impact of SOP 03-3 (2)
Residential mortgage	$—			$—			$—			$—			$—
Credit card - domestic	99			11			10			7			71
Credit card - foreign	53			4			5			6			38
Home equity lines	—			—			—			—			—
Direct/Indirect consumer	78			6			5			7			60
Other consumer	41			4			6			3			28

Total consumer	271			25			26			23			197

Commercial - domestic	17			—			—			4			13
Commercial real estate	—			—			—			—			—
Commercial lease financing	—			—			—			—			—
Commercial - foreign	—			—			—			—			—

Total commercial	17			—			—			4			13

Total net charge-offs	$288			$25			$26			$27			$210

Net Charge-offs and Net Charge-off Ratios Excluding the Impact of SOP 03-3
Residential mortgage	$39	$207,879	0.02%	$9	$225,985	0.02%	$6	$222,889	0.01%	$14	$197,228	0.03%	$10	$184,796	0.02%
Credit card - domestic	3,193	63,838	5.00	895	59,802	5.93	863	62,508	5.48	730	64,980	4.50	705	68,169	4.19
Credit card - foreign	278	9,141	3.05	83	10,375	3.22	75	9,455	3.13	63	8,305	3.02	57	8,403	2.77
Home equity lines	51	68,696	0.07	19	73,218	0.10	11	70,075	0.06	12	67,182	0.07	9	64,198	0.05
Direct/Indirect consumer	602	59,597	1.01	196	65,158	1.19	157	61,361	1.02	110	56,715	0.77	139	55,025	1.02
Other consumer	344	10,713	3.21	105	10,606	3.92	91	11,075	3.22	78	10,804	2.93	70	10,357	2.76

Total consumer	4,507	419,864	1.07	1,307	445,144	1.17	1,203	437,363	1.09	1,007	405,214	1.00	990	390,948	1.03

Commercial - domestic	353	151,231	0.23	123	158,604	0.31	111	153,007	0.29	54	148,445	0.15	65	144,693	0.18
Commercial real estate	3	36,939	0.01	1	36,851	0.01	2	37,471	0.02	1	36,749	—	(1)	36,676	(0.01)
Commercial lease financing	(28)	20,862	(0.14)	12	21,159	0.22	—	20,875	—	(17)	20,896	(0.33)	(23)	20,512	(0.45)
Commercial - foreign	(8)	23,521	(0.04)	(1)	21,840	(0.02)	(13)	24,761	(0.21)	5	24,345	0.08	1	23,139	0.01

Total commercial	320	232,553	0.14	135	238,454	0.22	100	236,114	0.17	43	230,435	0.07	42	225,020	0.08

Total net charge-offs	$4,827	$652,417	0.74	$1,442	$683,598	0.84	$1,303	$673,477	0.77	$1,050	$635,649	0.66	$1,032	$615,968	0.68

(1)	Percentage amounts are calculated as annualized net charge-offs divided by average outstanding loans and leases during the period for each loan category.
(2)	The impact of SOP 03-3 on average outstanding loans and leases for the three months ended March 31, 2006, June 30, 2006, September 30, 2006, December 31, 2006, and the year ended December 31, 2006 was immaterial.

This information is preliminary and based on company data available at the time of the presentation.